UNITED STATES BANKRUPTCY COURT

                  FOR THE DISTRICT OF DELAWARE



In re                           )    Chapter 11
                                )
[WEI ACQUISITION CO.]  )    Case No. 95-911 (HSB)
and WEI HOLDINGS, INC.,         )
                                )    (Jointly Administered)
               Debtors.         )



             DEBTORS' FIRST AMENDED CHAPTER 11 PLAN




     As Revised for Technical Corrections on October 4, 1996
      and Supplemental Amendments on December 2, 1996 and
                        December 13, 1996




                        Latham & Watkins
                633 West Fifth Street, Suite 4000
                     Los Angeles, CA  90071
                     Attn:  Hendrik de Jong
                            Peter M. Gilhuly
                         (213) 485-1234


                               and


                Young, Conaway, Stargatt & Taylor
                11th Floor - Rodney Square North
                          P. O. Box 391
                      Wilmington, DE  19899
                    Attn:  Laura Davis Jones
                         (302) 571-6600

                   SUPPLEMENTAL AMENDMENTS TO
             DEBTORS' FIRST AMENDED CHAPTER 11 PLAN
                        DECEMBER 13, 1996


          In amendment of the Debtors' First Amended Chapter 11 Plan Dated September 26, 1996, as Revised for Technical Corrections on October 4, 1996, and as amended pursuant to those Supplemental Amendments dated December 2, 1996 (as amended, the "Plan"), [WEI ACQUISITION CO.] and WEI HOLDINGS, INC., the Debtors and Debtors in Possession in the above-captioned cases (collectively the "Debtors" or "Wherehouse"), hereby make the following additional supplemental amendments to the Plan:

          1. The Exhibits to the Plan are hereby amended to replace Exhibit E "Warrant Agreement" with the "Tranche A Warrant Agreement" and to add (i) as Exhibit F the "Tranche B Warrant Agreement", (ii) as Exhibit G the "Tranche C Warrant Agreement," and (iii) as Exhibit H the "Tag-Along Rights Agreement."

          2. Section 1.01 is hereby amended by adding the following definitions:

     A&S means Adler & Shaykin, as the Representative (as that term is defined in the Representative Agreement dated as of April 9, 1992).

     A&S HOLDERS means the Holders (as that term is defined in the Representative Agreement dated as of April 9, 1992).

     A&S RELEASED PARTIES means the A&S Holders or any of their respective past, present and future affiliates, associates, employees, officers, directors, partners, fiduciaries, stockholders, attorneys and successors, or any of them.

     1992 LETTER OF CREDIT AGREEMENT means that certain Letter of Credit Agreement First Amendment dated as of June 11, 1992 by and among Bankers Trust Company, Wherehouse and A&S for the issuance of the 1992 Merger Agreement Letter of Credit.

     TAG-ALONG RIGHTS AGREEMENT means the agreement (in the form of Exhibit H to this Plan) under which Cerberus Partners, L.P. grants the initial holders of the Warrants certain tag-along rights.

     TRANCHE A WARRANT AGREEMENT means the agreement (in the form of Exhibit E to this Plan) under which Reorganized
     Wherehouse delivers the Tranche A Warrants.

     TRANCHE B WARRANT AGREEMENT means the agreement (in the form of Exhibit F to this Plan) under which Reorganized
     Wherehouse delivers the Tranche B Warrants.

     TRANCHE C WARRANT AGREEMENT means the agreement (in the form of Exhibit G to this Plan) under which Reorganized
     Wherehouse delivers the Tranche C Warrants.

     TRANCHE A WARRANTS means the warrants issued under the Tranche A Warrant Agreement exercisable for 576,000 shares of New Common Stock for an exercise price of $2.38 per share, exercisable at any time until the fifth anniversary of the Effective Date.

     TRANCHE B WARRANTS means the warrants issued under the Tranche B Warrant Agreement exercisable for 100,000 shares of New Common Stock for an exercise price of $9.00 per share, exercisable at any time until the seventh anniversary of the Effective Date.

     TRANCHE C WARRANTS means the warrants issued under the Tranche C Warrant Agreement exercisable for 100,000 shares of New Common Stock for an exercise price of $11.00 per share, exercisable at any time until the seventh anniversary of the Effective Date.

          3. Section 1.01 is hereby amended by deleting the definition of the "Warrant Agreement" in its entirety and replacing it with:

          WARRANT AGREEMENT means the Tranche A Warrant
     Agreement, the Tranche B Warrant Agreement and the Tranche C
     Warrant Agreement, in the forms attached to the Plan as Exhibits E, F and G, respectively.

          4. Section 1.01 is hereby amended by deleting the definition of the "Warrants" in its entirety and replacing it with:

          WARRANTS means the Tranche A Warrants, the Tranche B
     Warrants and the Tranche C Warrants.

          5. Section 2.01(c) is hereby amended by deleting "90" and replacing it with "60".

          6. Section 5.07(c) is hereby amended by (a) deleting the heading, initial clause and clause (1) and replacing them with:

          (C) TREATMENT.
          (1) Each Holder of an Allowed Senior Subordinated Note Claim shall receive, on account of such Claim, its Ratable Share of (a) the Tranche A Warrants, (b) the Tranche B Warrants, (c) the Tranche C Warrants, and (d) $3,900,000 cash, of which $2,350,000 shall be paid by Reorganized Wherehouse and $1,550,000 shall be paid by Reorganized Wherehouse after receipt from A&S of the Settlement Payment pursuant to Section 12.10. All such distributions shall be made to United States Trust Company of New York as the trustee under the Senior Subordinated Note Indenture who shall make distributions to the Holders of Allowed Senior Subordinated Note Claims as of the record date set forth in the Confirmation Order.

(b) by deleting the word "Warrants" in the heading and the text of Section 5.07(c)(2) and replacing it (in each case) with "the property distributed under Section 5.07(c)(1)" and (c) by deleting the last sentence of Section 5.07(c) in its entirety.

          7. Section 5.07(d) is hereby amended by deleting it in its entirety.

          8. Section 5.07(e) is hereby amended by deleting the word "Warrants" were it occurs and replacing it with "the property distributed under Section 5.07(c)(1)."

          9.   Article 8 is hereby amended by adding a new
Section 8.04 as follows:

          8.04. REPORTING COMPANY. Whether or not obligated by law, Reorganized Wherehouse and any successors and assigns agrees to be a reporting company under the Securities Exchange Act of 1934, 15 U.S.C. Section 78a et. seq. until the earliest to occur of (i) the redemption and cancellation of at least 66 2/3% of the Warrants issued under this Plan, (ii) (1) all or at least 80% of the assets of Reorganized Wherehouse are sold in a single transaction, or a series of related transactions, other than in the ordinary course of business, or (2) there shall occur a merger, consolidation or other form of reorganization, or a series of related reorganizations, and after giving effect to such transaction or transactions referred to in (1) and (2) above, Cerberus Partners L.P. shall not have the power to appoint (or hold sufficient voting securities to elect) a majority of the members of the Board of Directors of the surviving entity, or (iii) three years from the Effective Date.

          10. Section 9.04 of the Plan is hereby amended by inserting the words "or Causes of Action that are being released" after the word "abandoned" in the first sentence.

          11. Section 9.06 of the Plan is hereby amended by deleting the proviso at the end of that Section and replacing it with: "that the 1992 Merger Agreement Letter of Credit shall not be cancelled on the Effective Date and the rights and obligations of the Debtors under the 1992 Merger Agreement Letter of Credit (if any) and the 1992 Letter of Credit Agreement shall be governed by Section 12.10 of the Plan."

          12.  Section 12.04(a) is hereby amended by deleting
"(i) any and all 1992 Merger Consideration Recovery Claims, and
(ii)".

          13.  Section 12.04(b) is hereby amended by inserting
"or" before "(iv)" and deleting "or (v) that are 1992 Merger
Consideration Recovery Claims."

          14. Section 12.06 is hereby amended by adding "nor A&S or the A&S Released Parties" after the words "Official Committee or the Trade Committee".

          15.  Section 12.07 (b) is hereby amended by deleting
"(i)" and "(ii) no 1992 Merger Consideration Recipient shall be indemnified as to any 1992 Merger Consideration Recovery Claim pursuant to this Section 12.07(b)" in the proviso.

          16. Section 12.09 is hereby amended by (a) deleting the words "Except as provided in Section 12.10" at the beginning of the first paragraph, (b) by inserting the words "including, without limitation, A&S and the A&S Released Parties" immediately before the definition of "Released Entities" in the first paragraph and (c) by deleting "(except as provided in Section 12.10)" in the second paragraph.

          17. Section 12.10 is hereby amended by deleting it in its entirety and replacing it with the following:

          12.10.  SETTLEMENT OF DEFERRED PURCHASE PRICE.

          (A) As further consideration for, and as condition to receiving, among other things, the release of the 1992 Merger Consideration Recovery Claims under Sections 12.04 and 12.09, one business day after the Effective Date, A&S shall pay, solely out of the Letter or Credit Proceeds (as that term is defined below), to Reorganized Wherehouse cash in the amount of $1,550,000 for the benefit of and distribution to the Holders of Senior Subordinated Note Claims under Section 5.07(c)(1) of the Plan (the "Settlement Payment") on the terms and conditions set forth in this
     Section 12.10 (the "Deferred Purchase Price Settlement").

          (B) The Debtors and Reorganized Wherehouse agree to take such action as reasonably requested by A&S to assist in obtaining (i) the Letter of Credit Proceeds (as defined below) and (ii) an order of the United States District Court approving the pending proposed settlement in McMahan & Company, et al v. Wherehouse Entertainment Inc., et al, 88 Civ. 0321 (S.D.N.Y.) (MJL) and in Don Thompson v. Wherehouse Entertainment, Inc., et al., 88 Civ. 9040 (S.D.N.Y.) (MJL) (the "McMahan Settlement"); provided that the Debtors shall not be required to take any action that would result in any Claim against the Estates or any other liability to the Debtors, the Estates or Reorganized Wherehouse.

          (C) The Confirmation Order shall (i) constitute approval of the McMahan Settlement by the Bankruptcy Court and authorize A&S to make the payments to settle such action pursuant to a draw on the 1992 Merger Agreement Letter of Credit, provided that the McMahan Settlement shall provide for a full release of the Debtors and the Estates without any payment by the Debtors or the Estates, (ii) provide that the Effective Date of the Plan shall also constitute an Event of Default under Section 8.3(a)(v)(A) of the 1992 Merger Agreement for the sole purposes of (x) authorizing A&S to draw immediately on the 1992 Merger Agreement Letter of Credit to make the Settlement Payment and to consummate the McMahan Settlement, notwithstanding, among other things, the "Stipulation Granting Relief from the Automatic Stay to Permit Certain Litigation Related to the 1988 Merger to Proceed to Judgment but Excluding any Enforcement Thereof," entered on July 30, 1996, (y) authorizing A&S to draw immediately on the 1992 Merger Agreement Letter of Credit and collect and retain the entire amount remaining after making the Settlement Payment and the payments required under the McMahan Settlement and (z) authorizing A&S to receive and retain all proceeds from the "Escrow Funds" (as that term is defined in the Escrow Agreement dated as of June 11, 1992 by and among A&S, Holdings and Chase Manhattan Bank, N.A.), if any (the proceeds described in clauses (y) and (z) constituting the "Letter of Credit Proceeds"), (iii) authorize A&S to pay all litigation costs and expenses (including, without limitation, fees and expenses for attorneys and witnesses) relating to the Actions (as defined in the McMahan Settlement) and to distribute immediately all Letter of Credit Proceeds to the A&S Holders without further application to or order of the Court, (iv) direct the Debtors (after presentation by A&S of the 1992 Merger Agreement Letter of Credit for cancellation, which shall occur after receipt by A&S of all Letter of Credit Proceeds) to deliver to Bankers Trust Company, as the issuing bank of the 1992 Merger Agreement Letter of Credit, a certificate in the form attached as Annex B to the 1992 Letter of Credit Agreement designating A&S as the person to which any positive balance in the Notional Funding Account-Principal and the Notional Funding Account-Interest (in each case as defined in the 1992 Letter of Credit Agreement) and net of any Letter of Credit Charges (as defined in the 1992 Letter of Credit Agreement) shall be refunded, and (v) direct Bankers Trust Company, as the issuing bank of the 1992 Merger Agreement Letter of Credit, to honor any properly presented drawing certificate (in the form of Exhibit "A" to the 1992 Merger Agreement Letter of Credit) under the 1992 Merger Agreement Letter of Credit, and not to reduce or withhold any (or otherwise interfere in any way with A&S's right to receive) the Letter of Credit Proceeds, other than deducting any Letter of Credit Charges from the refunds as provided by clause (iv) above.

          (D) On the Effective Date and the effectiveness of the Deferred Purchase Price Settlement, the Debtors (on their behalf and on behalf of their estates and the Debtors' predecessors, successors and assigns), Reorganized Wherehouse, the Official Committee and Cerberus Partners L.P. shall be deemed, for good and valuable consideration, to have released and discharged A&S and the A&S Released Parties from all Causes of Action they ever had, now have or hereafter can shall or may have against them by reason of, arising in connection with, or related in any way to the Debtors, including, without limitation, Causes of Action arising out or related to in any way the 1992 Merger Agreement, the 1992 Letter of Credit Agreement, the 1992 Merger Agreement Letter of Credit, or the Escrow Funds (as defined in the Escrow Agreement dated as of June 11, 1992) and shall be deemed to have assigned any such Causes of Action they may have to A&S.
          (E) The 1992 Merger Agreement Letter of Credit shall be cancelled and extinguished after receipt by A&S of all of the Letter of Credit Proceeds pursuant to Section 12.10(c).

          (F) Upon and subsequent to entry of the Confirmation Order, (i) neither the Debtors nor Reorganized Wherehouse shall submit a Decrease Certificate (as defined in the 1992 Letter of Credit Agreement), (ii) A&S shall be responsible for all fees and costs of Litigation Counsel (as defined in the 1992 Merger Agreement) not previously paid by the Debtors (including, without limitation, any holdbacks from the interim statements previously submitted to the Debtors), and (iii) neither the Debtors nor Reorganized Wherehouse shall pay any additional fees or costs of Litigation Counsel (as defined in the 1992 Merger Agreement).

          18. Section 13.01 is hereby amended by adding the following subsection (e):

          (E) TAG-ALONG RIGHTS AGREEMENT.  Cerberus Partners,
     L.P. and the Warrant Agent (as defined in the Warrant
     Agreement) shall have entered into the Tag-Along Rights
     Agreement.

          19. Except as expressly set forth herein, no other part of the Plan is amended.

Respectfully submitted,

[WEI ACQUISITION CO.]



By: /s/ Henry Del Castillo
    -------------------------------




WEI HOLDINGS, INC.



By: /s/ Henry Del Castillo
   --------------------------



Latham & Watkins
Hendrik de Jong
Peter M. Gilhuly
633 West Fifth Street
Suite 4000
Los Angeles, CA  90071
(213) 485-1234

     and

YOUNG, CONAWAY STARGATT & TAYLOR
Laura Davis Jones (No. 2436)
Robert S. Brady (No. 2847)
Mark I. Duedall (No. 3346)
11th Floor Rodney Square North
P. O. Box 391
Wilmington, DE  19899-0391
(302) 571-6600

Co-Counsel for Debtors and
Debtors in Possession

                      EXHIBIT E

       ------------------------------------------

                 WARRANT AGREEMENT

            RELATING TO THE ISSUANCE OF THE

                   TRANCHE A WARRANTS


                   WEI ACQUISITION CO.

                            and

        [UNITED STATES TRUST COMPANY OF NEW YORK]


            Dated as of ______________ __, 1997


     ---------------------------------------------------------

                        TABLE OF CONTENTS

Sections                                                  Page(s)

SECTION 1.   Appointment of Warrant Agent. . . . . . . . . . .  1

SECTION 2.   Form of Warrants. . . . . . . . . . . . . . . . .  1

             2.1.  Form of Warrant Certificates. . . . . . . .  1
             2.2.  Countersignature of Warrant
                    Certificates . . . . . . . . . . . . . . .  2
             2.3.  Registration. . . . . . . . . . . . . . . .  2

SECTION 3.   Transfer or Exchange of Warrants. . . . . . . . .  3

             3.1.  Transfer. . . . . . . . . . . . . . . . . .  3
             3.2.  Exchange of Warrant Certificates. . . . . .  3

SECTION 4.   . . . . . . . . . . . . . . . . . . . . . . . . .  3

SECTION 5.   Mutilated or Missing Warrants . . . . . . . . . .  3

SECTION 6.   Term of Warrants; Exercise of Warrants. . . . . .  4

             6.1.  Term of Warrants. . . . . . . . . . . . . .  4
             6.2.  Exercise of Warrants. . . . . . . . . . . .  4

SECTION 7.   Disposition of Proceeds on Exercise of
             Warrants. . . . . . . . . . . . . . . . . . . . .  5

SECTION 8.   Payment of Taxes. . . . . . . . . . . . . . . . .  5

SECTION 9.   Reservation of Warrant Shares; Purchase
             and Cancellation of Warrants. . . . . . . . . . .  5

             9.1.  Reservation of Warrant Shares . . . . . . .  5
             9.2.  Governmental Approvals and
                    Listings . . . . . . . . . . . . . . . . .  6
             9.3.  Purchase of Warrants by the
                    Company. . . . . . . . . . . . . . . . . .  6
             9.4.  Cancellation of Warrants. . . . . . . . . .  6

SECTION 10.  Exercise Price. . . . . . . . . . . . . . . . . .  6

SECTION 11.  Adjustment of Exercise Price and Number
             of Warrant Shares . . . . . . . . . . . . . . . .  6

             11.1.  Adjustments. . . . . . . . . . . . . . . .  6
                    (a)  Stock Dividends, Splits,
                         etc.. . . . . . . . . . . . . . . . .  7
                    (b)  Distributions of Assets . . . . . . .  7
                    (c)  Computation of Market
                         Price . . . . . . . . . . . . . . . .  8
                    (d)  Minimum Adjustment. . . . . . . . . .  8
                    (e)  Warrant Share Adjustment. . . . . . .  9
                    (f)  Notice of Adjustment. . . . . . . . .  9
                    (g)  Definition of Common Stock. . . . . .  9
                    (h)  Company May Reduce Exercise
                         Price or Increase Number of
                         Warrant Shares Purchasable. . . . . . 10
                    (i)  Subsequently Issued
                         Warrants. . . . . . . . . . . . . . . 10
                    (j)  Number of Warrant Shares on
                         Warrant Certificates. . . . . . . . . 10
             11.2.  No Adjustment for Dividends. . . . . . . . 10
             11.3.  Preservation of Purchase Rights
                    and Adjustment of Exercise Price
                    upon Merger, Consolidation,
                    etc. . . . . . . . . . . . . . . . . . . . 10

SECTION 12.  No Rights as Stockholders; Notices to
             Warrant Holders . . . . . . . . . . . . . . . . . 12

SECTION 13.  Purchase Rights . . . . . . . . . . . . . . . . . 13

SECTION 14.  Fractional Shares of Common Stock . . . . . . . . 13

SECTION 15.  Right of Action . . . . . . . . . . . . . . . . . 13

SECTION 16.  Inspection of Warrant Agreement . . . . . . . . . 14

SECTION 17.  Merger or Consolidation or Change of
             Name of Warrant Agent . . . . . . . . . . . . . . 14

SECTION 18.  Concerning the Warrant Agent. . . . . . . . . . . 14

             18.1.  Disclaimer of Representations. . . . . . . 15
             18.2.  No Responsibility for Failure of
                    Company's Covenants. . . . . . . . . . . . 15
             18.3.  Delegation . . . . . . . . . . . . . . . . 15
             18.4.  Opinion of Counsel . . . . . . . . . . . . 15
             18.5.  Officer's Certificate. . . . . . . . . . . 15
             18.6.  Compensation and Reimbursement . . . . . . 15
             18.7.  No Action Without Assurance of
                    Reimbursement. . . . . . . . . . . . . . . 16
             18.8.  Conflicts of Interest. . . . . . . . . . . 16
             18.9.  Solely as Agent. . . . . . . . . . . . . . 16
             18.10. Reliance on Documents. . . . . . . . . . . 16
             18.11. No Representation Regarding
                    Validity, Etc. . . . . . . . . . . . . . . 17
             18.12. Instructions from Company. . . . . . . . . 17

SECTION 19.  Change of Warrant Agent . . . . . . . . . . . . . 17

SECTION 20.  Identity of Transfer Agent. . . . . . . . . . . . 18

SECTION 21.  Notices . . . . . . . . . . . . . . . . . . . . . 18

SECTION 22.  Supplements and Amendments. . . . . . . . . . . . 18

SECTION 23.  Successors. . . . . . . . . . . . . . . . . . . . 19

SECTION 24.  Merger or Consolidation of the Company. . . . . . 19

SECTION 25.  Applicable Law. . . . . . . . . . . . . . . . . . 19

SECTION 26.  Benefits of this Agreement. . . . . . . . . . . . 19

SECTION 27.  Counterparts. . . . . . . . . . . . . . . . . . . 19

SECTION 28.  Captions. . . . . . . . . . . . . . . . . . . . . 20

SECTION 29.  Plan of Reorganization. . . . . . . . . . . . . . 20

EXHIBIT A. . . . . . . . . . . . . . . . . . . . . . . . . . .A-1

PURCHASE FORM. . . . . . . . . . . . . . . . . . . . . . . . .A-4

ASSIGNMENT . . . . . . . . . . . . . . . . . . . . . . . . . .A-5

          WARRANT AGREEMENT relating to the issuance of the Tranche A Warrants, dated as of ______________ __, 1997, between [WEI ACQUISITION CO.], a Delaware corporation (the "Company"), and [UNITED STATES TRUST COMPANY OF NEW YORK], as Warrant Agent (the "Warrant Agent").

                           WITNESSETH:

          WHEREAS, pursuant to the Debtors' First Amended Chapter 11 Plan, as Revised for Technical Corrections dated October 4, 1996 (the "POR") and an Asset Purchase Agreement dated as of ____________, 1997 (the "ASSET PURCHASE AGREEMENT"), the Company will acquire substantially all of the assets of Wherehouse Entertainment, Inc., and its parent, WEI Holdings, Inc., which companies are debtors and debtors-in-possession (collectively, the "DEBTORS"), in Case No. 95-911 (HSB) (Jointly Administered) (the "BANKRUPTCY CASE") in the Bankruptcy Court for the District of Delaware (the "BANKRUPTCY COURT");

          WHEREAS, as part of the purchase price for the assets of the Debtors to be acquired by the Company, the Company proposes to issue up to 576,000 Common Stock Purchase Warrants hereinafter described (the "Warrants") to purchase its Common Stock, par value $0.01 per share (the "Common Stock"), each Warrant entitling the registered owner thereof to purchase one share of Common Stock (each share of Common Stock purchasable upon the exercise of a Warrant being referred to herein as a "WARRANT SHARE"); and

          WHEREAS, the Company wishes the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to act, in connection with the issuance, transfer, exchange and exercise of the Warrants.

          NOW, THEREFORE, in consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and the registered owners of the Warrants (the "Holders"), the Company and the Warrant Agent hereby agree as follows:

          SECTION 1.     APPOINTMENT OF WARRANT AGENT.

          The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the terms and conditions hereinafter set forth, and the Warrant Agent hereby accepts such appointment.

          SECTION 2.     FORM OF WARRANTS.

          2.1. Form of Warrant Certificates. The text of the Warrant certificate and of the form of election to purchase Warrant Shares shall be substantially as set forth in Exhibit A attached hereto. The Warrant certificates shall be appropriately printed, lithographed or engraved and may have such letters, numbers or other marks of identification as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any rule or regulation of any stock exchange on which the Warrants may be listed, or to conform to usage. The price per Warrant Share and the number of Warrant Shares issuable upon exercise of each Warrant are subject to adjustment upon the occurrence of certain events, all as hereinafter provided. The Warrant certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents under its corporate seal reproduced thereon and attested by its Secretary or an Assistant Secretary. The signature of any of such officers on the Warrant certificates may be manual or facsimile.

          Warrant certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any one of them shall have ceased to hold such offices prior to the delivery of such Warrant certifi-cates or did not hold such office on the date of this Agreement.

          Warrant certificates shall be dated as of the date of countersignature thereof by the Warrant Agent either upon initial issuance or upon exchange, substitution or transfer.

          2.2. Countersignature of Warrant Certificates. The Warrant certificates shall be manually countersigned by the Warrant Agent (or any successor to the Warrant Agent then acting as warrant agent under this Agreement) and shall not be valid for any purpose unless so countersigned. Warrant certificates may be countersigned by the Warrant Agent (or by its successor as warrant agent hereunder) and may be delivered by the Warrant Agent notwithstanding that the persons whose manual or facsimile signatures appear thereon as proper officers of the Company shall have ceased to be such officers at the time of such countersignature, issuance or delivery. The Warrant Agent shall, upon written instructions of the Chairman of the Board, the President, any Vice President or the Secretary of the Company, countersign, issue and deliver Warrant certificates entitling the Holders thereof to purchase in the aggregate Warrant Shares (subject to adjustment pursuant to Section 11 hereof) and shall countersign and deliver Warrant certificates as otherwise provided in this Agreement.

          2.3. Registration. The Warrant certificates shall be numbered and shall be registered in a register (the "Warrant Register") as they are issued. The Company and the Warrant Agent shall be entitled to treat the registered holder of any Warrant as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, notwithstanding any notice to the Company or the Warrant Agent to the contrary.

          SECTION 3.     TRANSFER OR EXCHANGE OF WARRANTS.

          3.1. Transfer. The Warrants shall be transferable only in the books of the Company maintained at the office or agency of the Warrant Agent in the City of New York upon delivery thereof duly endorsed by the Holder or by his or her duly authorized attorney or legal representative, or accompanied by proper evidence of succession, assignment or authority to transfer, which endorsement shall be guaranteed by a bank or trust company located in the United States or a broker or dealer that is a member of a national securities exchange. In all cases of transfer by an attorney, the original power of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited and remain with the Warrant Agent. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Warrant Agent in its discretion. Upon any registration of transfer, the Warrant Agent shall countersign and deliver a new Warrant certificate to the person entitled thereto.

          3.2. Exchange of Warrant Certificates. Warrant certificates may be exchanged for another certificate or certificates entitling the Holder thereof to purchase a like aggregate number of Warrant Shares as the certificate or certificates surrendered then entitle such Holder to purchase. Any Holder desiring to exchange a Warrant certificate shall make such request in writing delivered to the Warrant Agent, and shall surrender, properly endorsed in the manner described in subsection 3.1 hereof, the Warrant certificate or certificates to be so exchanged. Thereupon, the Warrant Agent shall countersign and deliver to the person entitled thereto a new Warrant certificate or certificates, as the case may be, as so requested.

          SECTION 4.  [SECTION 4 INTENTIONALLY LEFT BLANK].


          SECTION 5.     MUTILATED OR MISSING WARRANTS.

          In case any of the certificates evidencing the Warrants shall be mutilated, lost, stolen or destroyed, the Company may, in its discretion, issue and the Warrant Agent shall countersign and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant certificate, or in lieu of and substitution for the Warrant certificate lost, stolen or destroyed, a new Warrant certificate of like tenor and representing an equivalent right or interest, but only, in case of any such loss, theft or destruction, upon receipt of evidence satisfactory to the Company and the Warrant Agent thereof and an indemnity also satisfactory to them. An applicant for such substitute Warrant certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe.

          SECTION 6.     TERM OF WARRANTS; EXERCISE OF WARRANTS.

          6.1. Term of Warrants. Subject to the terms of this Agreement, each Holder shall have the right until 5:00 P.M., New York time, on ___________ __, 2002 (the fifth anniversary of the Effective Date (as defined in the POR)) (the "Expiration Date"), to purchase from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to purchase on exercise of such Warrants.

          6.2. Exercise of Warrants. Warrant Shares may be purchased upon surrender to the Company at the office or agency of the Warrant Agent in the City of New York, of the certificate or certificates evidencing the Warrants to be exercised, together with the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall, if the Warrant Shares are to be issued in the name of a person other than the Holder of the Warrant, be guaranteed by a bank or trust company located in the United States or a broker or dealer that is a member of a national securities exchange, and upon payment to the Warrant Agent for the account of the Company of the Exercise Price (as defined in and determined in accordance with the provisions of Sections 10 and 11 hereof) for the number of Warrant Shares in respect of which such Warrants are then being exercised. Payment of the aggregate Exercise Price shall be made by certified or cashier's check, or by any combination thereof.

          Subject to Section 8 hereof, upon such surrender of Warrants and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered, with all reasonable dispatch, to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrants. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price, as aforesaid; provided, however, that if such Warrants are surrendered, and the Exercise Price is paid, on a Saturday, Sunday or other day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close, or on a day when the Common Stock transfer books of the Company are closed, the certificates for the Warrant Shares in respect of which such Warrants are then exercised shall be issuable as of the next succeeding Monday, Tuesday, Wednesday, Thursday or Friday on which such banking institutions are not so authorized or obligated to close (whether before or after the Expiration Date) and which is a day on which the Common Stock transfer books of the Company are open. The rights of purchase represented by the Warrants shall be exercisable, at the election of the Holders thereof, either in full or from time to time in part and, in the event that a certificate evidencing Warrants is exercised in respect of less than all of the Warrant Shares specified therein at any time prior to the expiration of such Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued, and the Warrant Agent is hereby irrevocably authorized to countersign and to deliver the required new Warrant certificates pursuant to the provisions of this subsection and of subsection 2.2 hereof and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant certificates duly executed on behalf of the Company for such purpose.

          SECTION 7.     DISPOSITION OF PROCEEDS ON EXERCISE OF
                         WARRANTS.

          The Warrant Agent shall account promptly to the Company with respect to the Warrants exercised and concurrently pay to the Company all moneys received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

          SECTION 8.     PAYMENT OF TAXES.

          The Company will pay all documentary stamp taxes, if any, attributable to the issuance of any Warrant certificates or certificates for Warrant Shares issuable upon the exercise of Warrants; provided, however, that the Company shall not be required to pay, and the Holder shall pay, any tax or taxes that may be payable in respect of any transfer involved in the issue or delivery of any Warrant certificates or certificates for Warrant Shares in a name other than that of the registered Holder of the Warrants that were surrendered and the Company shall not be required to issue or deliver such Warrant certificates or certificates for Warrant Shares unless or until the persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          SECTION 9.     RESERVATION OF WARRANT SHARES; PURCHASE
                         AND CANCELLATION OF WARRANTS.

          9.1. Reservation of Warrant Shares. There have been reserved, and the Company shall at all times keep reserved out of its authorized Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the right of purchase represented by the outstanding Warrants. The Company covenants that all Warrant Shares will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable. Before taking any action that would cause an adjustment reducing the Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may, in the opinion of it counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock, at such adjusted Exercise Price. The Transfer Agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be requisite for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent for the Common Stock and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply such Transfer Agent with duly executed stock certificates for such purpose. Promptly after the Expiration Date, the Warrant Agent shall certify to the Company the aggregate number of Warrants then outstanding and thereafter no shares shall be subject to reservation in respect of such Warrants.

          9.2. Governmental Approvals and Listings. The Company will as promptly as practicable take all action which may be necessary to obtain and keep effective (a) any and all permits, consents and approvals of governmental agencies and authorities, and will make any and all filings under federal and state securities laws, necessary in connection with the issuance, distribution and transfer of Warrant certificates, the exercise of the Warrants, and the issuance, sale, transfer and delivery of Warrant Shares and (b) if any of the Warrant Shares have been listed on any securities exchange, the listing of the Warrant Shares on any securities exchange on which the Common Stock may be listed (it being understood that the Company has no obligation to list any Warrant Shares with any securities exchange).

          9.3. Purchase of Warrants by the Company. The Company shall have the right, except as limited by law, other agreement or herein, to purchase or otherwise acquire Warrants at such times, in such manner and for such consideration as it may deem appropriate.

          9.4. Cancellation of Warrants. In the event the Company shall purchase or otherwise acquire Warrants, the related Warrant certificates shall thereupon be delivered to the Warrant Agent and be cancelled by it and retired. The Warrant Agent shall cancel any Warrant certificate surrendered for exchange, substitution, transfer or exercise in whole or in part. Warrant certificates cancelled by the Warrant Agent pursuant to any provision of this Agreement shall be delivered to the Company or, upon the request of the Warrant Agent and with the consent of the Company, destroyed by the Warrant Agent. The Warrant Agent shall furnish to the Company written confirmation of the destruction of the Warrant certificates so cancelled.

          SECTION 10.    EXERCISE PRICE.

          The price per share at which Warrant Shares shall be purchasable upon exercise of each Warrant (the "Exercise Price") shall be $2.38, subject to adjustment pursuant to Section 11 hereof.

          SECTION 11.    ADJUSTMENT OF EXERCISE PRICE AND NUMBER
                         OF WARRANT SHARES.

          11.1. Adjustments. The number and kind of securities purchasable upon the exercise of each Warrant and the Exercise
Price shall be subject to adjustment as follows:

          (a) Stock Dividends, Splits, etc. In case the Company shall at any time after the date of this Agreement (w) pay a dividend or make a distribution on its Common Stock which is paid or made (A) in Common Stock or other shares of the Company's capital stock or (B) in rights to purchase Common Stock or other capital stock of the Company if such rights are not exercisable or separable from the Common Stock except upon the occurrence of a contingency, (x) subdivide its outstanding Common Stock into a greater number of shares of Common Stock, (y) combine its outstanding shares into a smaller number of shares of Common Stock or (z) issue by reclassification of its Common Stock other securities of the Company, then, in any such event the number of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder of each Warrant shall be entitled to receive upon exercise of such Warrant the kind and number of shares of the Company and rights to purchase Common Stock or other securities of the Company (or, in the event of the redemption of any such rights, any cash paid in respect of such redemption) that he, she or it would have owned or have been entitled to receive after the happening of any of the events described above had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph
     (a) shall become effective immediately after the opening of business on the next business day following the record date in the case of dividends or other distributions and shall become effective immediately after the opening of business on the next business day following the effective date in the case of a subdivision or combination.

          (b) Distributions of Assets. In case the Company shall at any time after the date of this Agreement distribute to all holders of its Common Stock evidences of indebtedness of the Company or assets of the Company (including cash dividends or distributions out of retained earnings other than cash dividends or distributions made on a quarterly or other periodic basis) or warrants to subscribe for securities of the Company (excluding those referred to in paragraph (a) above), then in each case the Exercise Price shall be adjusted to a price determined by multiplying the Exercise Price in effect immediately prior to such distribution by a fraction, of which the numerator shall be the then current market price per share of Common Stock (as defined in paragraph (c) below) on the record date for determination of shareholders entitled to receive such distribution, less the then fair value (as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights or warrants which are applicable to one share of Common Stock, and of which the denominator shall be such market price per share of Common Stock; provided, however, that if the then current market price per share of Common Stock on the record date for determination of shareholders entitled to receive such distribution is less than the then fair value of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights or warrants which are applicable to one share of Common Stock, the foregoing adjustment of the Exercise Price shall not be made and in lieu thereof the Holder of each Warrant shall be entitled to receive upon exercise of such Warrant in addition to the Common Stock the kind and number of assets, evidences of indebtedness, subscription rights and warrants (or, in the event of the redemption of any such evidences of indebtedness, subscription rights and warrants, any cash paid in respect of such redemption) that he or she would have owned or have been entitled to receive after the happening of such distribution had such Warrant been exercised immediately prior to the record date for such distribution. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

          (c) Computation of Market Price. For the purpose of any computation under this Agreement, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily Market Price (as defined below) per share for the 30 consecutive Trading Days (as defined below) commencing 45 Trading Days before the date in question. "Market Price" is defined as the closing sale price (or, if no closing sale price is reported, the closing bid price) for the Common Stock in the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if the Common Stock is not quoted on NASDAQ, as reported by the National Quotation Bureau Incorporated, or, if the Common Stock is not so reported, as furnished by any two members of the National Association of Securities Dealers, Inc., selected from time to time by the Company for that purpose. In the event that the Common Stock is hereafter listed for trading on one or more United States national or regional securities exchanges, Market Price shall be the closing price on the exchange or system designated by the Board of Directors of the Company as the principal United States market in which the Common Stock is traded. If Market Price cannot be established as described above, Market Price shall be the fair market value of the Common Stock as determined in good faith by the Board of Directors. "Trading Day" shall mean a Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in the City of Los Angeles and the State of California or New York, New York, are not authorized or obligated by law or executive order to close or, if the Common Stock is listed or admitted to trading on a national securities exchange, a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business.

          (d) Minimum Adjustment. No adjustment in the number of Warrant Shares purchasable hereunder or the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one per cent (1%) in the number of Warrant Shares purchasable upon the exercise of each Warrant, or the Exercise Price, as the case may be; provided, however, that any adjustments which by reason of this paragraph (d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or the nearest ten-thousandth of a share, as the case may be.

          (e) Warrant Share Adjustment. Upon each adjustment of the Exercise Price as a result of the calculations made in paragraph (a) or (b) above, each Warrant outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest ten-thousandth) obtained by (A) multiplying (x) the number of shares covered by a Warrant immediately prior to such adjustment of the Exercise Price by (y) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

          (f) Notice of Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of Warrants or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall cause the Warrant Agent promptly to mail by first class mail, postage prepaid, to each Holder of a Warrant or Warrants notice of such adjustment or adjustments and shall deliver to the Warrant Agent a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth (A) the number of Warrant Shares purchasable upon the exercise of each Warrant and the Exercise Price of such Warrant Shares after such adjustment,
     (B) a brief statement of the facts requiring such adjustment and (C) the computation by which such adjustment was made. Such certificate shall be conclusive evidence of the correctness of such adjustment. The Warrant Agent shall be entitled to rely on such certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same, from time to time, to any Holder desiring an inspection thereof during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any Holders to determine whether any facts exist that may require any adjustment of the Exercise Price or the number of Warrant Shares or other stock or property purchasable upon exercise thereof or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment.

          (g) Definition of Common Stock. For the purpose of this subsection 11.1, the term "Common Stock" shall mean
     (A) the class of stock designated as the Common Stock of the Company at the date of this Agreement or (B) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to paragraph (a) above, the Holders of a Warrant or Warrants shall become entitled to purchase any securities of the Company other than Common Stock, thereafter the number of such other securities so purchasable upon exercise of each Warrant and the Exercise Price of such securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this subsection 11.1 and the provisions of Section 6 and subsections 11.2 and 11.3, inclusive, with respect to the Warrant Shares, shall apply on like terms to any such other securities.

          (h) Company May Reduce Exercise Price or Increase Number of Warrant Shares Purchasable. The Company may, at its option, at any time during the term of the Warrants, reduce the then current Exercise Price, or increase the number of Common Shares purchasable upon exercise of each Warrant, to any amount deemed appropriate by the Board of Directors of the Company.

          (i) Subsequently Issued Warrants. All Warrants originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise
     Price, the number of shares of Common Stock purchasable from time to time hereunder upon exercise of the Warrants, all subject to further adjustment as provided herein.

          (j) Number of Warrant Shares on Warrant Certificates. Irrespective of any adjustment or change in the Exercise Price or the number of shares of Common Stock issuable upon the exercise of the Warrants, the Warrant certificates theretofore and thereafter issued may continue to express the Exercise Price per share and the number of shares which were expressed upon the initial Warrant certificates issued hereunder.

          11.2. No Adjustment for Dividends. Except as provided in subsection 11.1, no adjustment in respect of any dividends made on a quarterly or other periodic basis out of retained earnings shall be made during the term of a Warrant or upon the exercise of a Warrant.

          11.3. Preservation of Purchase Rights and Adjustment of Exercise Price upon Merger, Consolidation, etc. In case the Company shall consolidate or merge with or into any other corporation (other than a consolidation or merger in which the Company is the surviving corporation and each share of Common Stock outstanding immediately prior to such consolidation or merger is to remain outstanding immediately after such consolidation or merger and no cash, securities or other property is distributed with respect to such shares) or shall sell or transfer all or substantially all of its assets to any corporation, the Company or such successor or purchasing corporation, as the case may be (collectively, the "acquiring corporation"), shall execute with the Warrant Agent an agreement that each Holder of a Warrant shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action to purchase upon exercise of each Warrant the kind and amount of shares and other securities, cash and other property that he or she would have owned or have been entitled to receive after the happening of such consolidation, merger or sale had such Warrant been exercised immediately prior to such action (assuming that such Holder, as a holder of Common Stock prior to such action, would not have exercised any rights of election as a holder of Common Stock as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger or sale; provided, that if the kind or amount of securities, cash or other property receivable upon such consolidation, merger or sale is not the same for each non-electing share of Common Stock, then the kind and amount of securities, cash or other property receivable shall be deemed to be the kind and amount so receivable by a plurality of the non-electing shares). The Company shall mail by first-class mail, postage prepaid, to each Holder, notice of the execution of any agreement with an acquiring corporation as provided in the first sentence of this subsection 11.3. In addition to any adjustments required by this subsection 11.3, such agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 11. The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof the acquiring corporation (if other than the Company) resulting from such consolidation or merger or the acquiring corporation purchasing such assets or other appropriate corporation or entity shall assume, by written instrument executed and delivered to the Warrant Agent, the obligation to deliver to each Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to receive and the other obligations of the Company under this Agreement. The provisions of this subsection 11.3 shall similarly apply to successive consolidations, mergers, sales or conveyances. The Warrant Agent shall be under no duty or responsibility to determine the correctness of any provisions contained in any such agreement relating either to the kind or amount of shares of stock or other securities, cash or property receivable upon exercise of Warrants or with respect to the method employed and provided therein for any adjustments.

          11.4 No Adjustment for Employee Compensation and Issuances to Alvarez & Marsal, Inc. Notwithstanding anything to the contrary contained herein, no adjustment to the Exercise Price or the number of shares of Common Stock purchasable upon exercise of any Warrant shall be made in connection with the issuance by the Company of any shares of Common Stock or options to purchase Common Stock or other securities which may be convertible or exercisable into shares of Common Stock to (i) any employee of the Company as compensation for services rendered to the Company or (ii) Alvarez & Marsal, Inc. ("A&M") or any of its affiliates, in connection with the management services to be provided by A&M to the Company under that certain Management Services Agreement dated as of __________ __, 1997 between the Company and A&M.

          SECTION 12.    NO RIGHTS AS STOCKHOLDERS; NOTICES TO
                         WARRANT HOLDERS.

          (a) Nothing contained in this Agreement or in any of the Warrants shall be construed as conferring upon the Holders or their transferees the right to vote or to receive dividends or to consent or to receive notice as shareholders in respect of any meeting of shareholders for the election of directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company. If prior to the expiration of the Warrants:

               (A) the Company shall declare a dividend or other distribution on its Common Shares, other than (i) in cash as described in Section 11.2, (ii) in other shares of Common Stock, or (iii) in rights to purchase shares of Common Stock or other securities of the Company of the character described in paragraph (a) of subsection 11.1; or

               (B) the Company shall authorize the issuance to all holders of its Common Stock of rights or warrants entitling them to subscribe for or purchase any Common Stock or any other subscription rights or warrants (other than rights of the character described in paragraph (a) of subsection 11.1); or

               (C) there shall occur a reclassification of the capital stock of the Company (other than a subdivision or combination of its outstanding Common Stock); or

               (D)  the Company shall propose to effect any
     consolidation or merger into or with, or to effect any sale or other transfer requiring an adjustment pursuant to
     Section 11.3; or

               (E) the Company shall take an action ("Adjustment Action") which would cause an adjustment pursuant to Section 11 hereof of the number or kind of Common Stock (or other securities) purchasable upon the exercise of each Warrant or of the Exercise Price that would have the effect of reducing the price payable for a share of the Company's capital stock by a Holder upon exercise of a Warrant to an amount which is less than the current value of such share; or

               (F)  a voluntary or involuntary dissolution,
     liquidation or winding up of the Company shall be proposed;

then, in any such event, the Company shall cause to be mailed to the Warrant Agent and the Holders in the manner provided in
Section 21 hereof, at least 20 days prior to the applicable record or effective date hereinafter specified, a notice stating
(i) the date as of which the holders of record of Common Stock to be entitled to such dividend, distribution, rights or warrants are to be determined, or (ii) the date on which such reclassification, Adjustment Action, consolidation, merger, sale, transfer, dissolution, liquidation, or winding up is expected to become effective, and the date as of which it is expected that holders of record of Common Stock shall be entitled to exchange their shares of securities or other property, if any, deliverable upon such reclassification, Adjustment Action, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Such notice shall also state whether such transaction will result in any adjustment of the number or kind of Common Stock (or other securities) purchasable upon the exercise of a Warrant or of the Exercise Price and, if so, shall set forth the nature thereof and the date upon which it will become effective. In the event the Company gives notice to the holders of its Common Stock of the declaration or distribution of rights to purchase Common Stock or other securities of the Company of the character described in paragraph (a) of subsection 11.1, the Company will give concurrently a similar notice to the Holders in the manner provided in Section 21 hereof. The failure to give the notices required by this Section 12, or any defect therein, shall not affect the legality or validity of any such dividend, distribution, right, warrant, reclassification, Adjustment Action, dissolution, liquidation or winding up or other action, or the vote on any action authorizing the same.

          SECTION 13.    PURCHASE RIGHTS.

          If at any time or from time to time on or after the date of the Agreement, the Corporation shall give notice (a "Purchase Rights Notice") pursuant to paragraph (B) of Section 12(a) of an issuance of rights or warrants, (the "Purchase Rights") to all record holders of Common Stock, such issuance shall not result in an adjustment of the Exercise Price or the number of Warrants under Section 11 hereof, but each Holder shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if it had held the number of shares of Common Stock acquirable upon exercise of the Warrants immediately before the record date for the grant, issuance, or sale of such Purchase Rights. The Purchase Rights Notice shall describe the Purchase Rights and their availability to the Holders.

          SECTION 14.    FRACTIONAL SHARES OF COMMON STOCK.

          The Company will not issue fractions of Warrants or distribute Warrant certificates which evidence fractional Warrants. In lieu of such fractional Warrants, there shall be paid to the Holders to whom Warrant certificates representing such fractional Warrants would otherwise be issuable an amount in cash equal to the product of such fraction of a Warrant multiplied by the current market price per share of Common Stock issuable with respect to such fraction of a Warrant.

          SECTION 15.    RIGHT OF ACTION.

          All rights of action in respect of this Agreement are vested in the respective Holders of the Warrant certificates, and any Holder of any Warrant certificate, without the consent of the Warrant Agent or of the Holder of any other Warrant certificate, may, on such Holder's own behalf and for such Holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such Holder's right to exercise the Warrants evidenced by such Warrant certificate in the manner provided in such Warrant certificate and in this Agreement.

          SECTION 16.    INSPECTION OF WARRANT AGREEMENT.

          The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holders during normal business hours at its office in the City of New York for that purpose. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.

          SECTION 17.    MERGER OR CONSOLIDATION OR CHANGE OF
                         NAME OF WARRANT AGENT.

          Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the stock transfer or corporate trust business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as successor Warrant Agent under the provisions of Section 19 hereof. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement any of the Warrants shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent and deliver such Warrants so countersigned; and in case at that time any of the Warrants shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrants either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent, and in all such cases such Warrants shall have the full force provided in the Warrants and in this Agreement.

          In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrants shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignatures under its prior name and deliver Warrants so countersigned; and in case at that time any of the Warrants shall not have been countersigned, the Warrant Agent may countersign such Warrants either in its prior name or in its changed name; and in all such cases such Warrants shall have the full force provided in the Warrants and in this Agreement.

          SECTION 18.    CONCERNING THE WARRANT AGENT.

          The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the Holders of Warrants, by their acceptance thereof, shall be bound:

          18.1. Disclaimer of Representations. The statements contained herein and in the Warrants shall be taken as statements of the Company, and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrants except as herein otherwise provided.

          18.2. No Responsibility for Failure of Company's Covenants. The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrants.

          18.3. Delegation. The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents (which shall not include its employees), and the Warrant Agent shall not be answerable or accountable for any act, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from such neglect or misconduct provided reasonable care shall have been exercised in the selection and continued employment thereof.

          18.4. Opinion of Counsel. The Warrant Agent may consult at any time with legal counsel satisfactory to it, and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

          18.5. Officer's Certificate. Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President, any Vice President, the Treasurer or the Secretary of the Company and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

          18.6. Compensation and Reimbursement. The Company agrees to pay the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the performance of its duties under this Agreement, to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature reasonably incurred by the Warrant Agent in the performance of its duties under this Agreement, and agrees to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and reasonable counsel fees, for anything done or omitted by the Warrant Agent in the performance of its duties under this Agreement except as a result of the Warrant Agent's gross negligence or willful misconduct.

          18.7. No Action Without Assurance of Reimbursement. The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more Holders shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred; but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without any such security or indemnity. All rights or action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrants or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery of judgment shall be for the ratable benefit of the Holders, as their respective rights or interests may appear.

          18.8. Conflicts of Interest. The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

          18.9. Solely as Agent. The Warrant Agent shall act hereunder solely as agent, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything that it may do or refrain from doing in connection with this Agreement except for its own gross negligence or bad faith.

          18.10. Reliance on Documents. The Warrant Agent will not incur any liability or responsibility to the Company or to any Holder of any Warrant for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument reasonably believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

          18.11. No Representation Regarding Validity, Etc. The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant (except its countersignature thereof); nor shall the Warrant Agent by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Warrant Shares (or other stock) to be issued pursuant to this Agreement or any Warrant, or as to whether any Warrant Shares (or other stock) will when issued be validly issued, fully paid and nonassessable, or as to the Exercise Price or the number or amount of Warrant Shares or other securities or other property issuable upon exercise of any Warrant.

          18.12. Instructions from Company. The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, any Vice President, the Treasurer or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such Officers.

          SECTION 19.    CHANGE OF WARRANT AGENT.

          The Warrant Agent may resign and be discharged from its duties under this Agreement by giving to the Company 60 days' notice in writing. The Warrant Agent may be removed by like notice to the Warrant Agent from the Company. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of 50 days after such notice of removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by any Holder (who shall with such notice submit his Warrant for inspection by the Company), then the resigning, discharged or removed Warrant Agent or any Holder may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Any successor warrant agent, whether appointed by the Company or such court, shall be (a) a bank or trust company, in good standing, incorporated under the laws of the United States of America or any state thereof and having at the time of its appointment as warrant agent a combined capital and surplus of at least $100,000,000, as set forth in its most recent published annual report of condition or (b) an affiliate of a corporation described in clause (a) above. After appointment, the successor warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent hereunder without further act or deed; but the former Warrant Agent shall deliver and transfer to the successor warrant agent any property at the time held by it hereunder, and shall execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to file any notice provided for in this Section 19, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor warrant agent, as the case may be. In the event of such resignation or removal, the successor warrant agent shall mail, by first-class mail, postage prepaid, to each Holder, written notice of such removal or resignation and the name and address of such successor warrant agent.

          SECTION 20.    IDENTITY OF TRANSFER AGENT.

          Forthwith upon the appointment of any subsequent Transfer Agent for the Company's shares of Common Stock, or any other shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants, the Company will file with the Warrant Agent a statement setting forth the name and address of such Transfer Agent.

          SECTION 21.    NOTICES.

          Any notice pursuant to this Agreement by the Company or by the Holder of any Warrant to the Warrant Agent, or by the Warrant Agent or by the Holder of any Warrant to the Company, shall be in writing and shall be deemed to have been duly given if delivered or mailed by certified mail, return receipt requested, (a) if to the Company, to WEI Acquisition Co., 19701 Hamilton Avenue, Torrance, California 90502-1334, Attention:
[__________________] and, if to the Warrant Agent, to [__]. Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in writing to the other party.

          Any notice mailed pursuant to this Agreement by the Company or the Warrant Agent to the Holders of Warrants shall be in writing and shall be deemed to have been duly given if mailed by first-class mail, postage prepaid, to such Holders at their respective addresses on the Warrant Register of the Warrant Agent.

          SECTION 22.    SUPPLEMENTS AND AMENDMENTS.

          (a) The Company and the Warrant Agent may from time to time supplement or amend this Agreement, without the approval of any Holder in order to cure any ambiguity or to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, or to make any other provisions with regard to matters or questions arising hereunder that the Company and the Warrant Agent may deem necessary or desirable and that shall not adversely affect the interests of the Holders of Warrants.

          (b) In addition to the foregoing, with the consent of Holders of Warrants entitled, upon exercise thereof, to receive not less than two-thirds of the shares of Common Stock issuable thereunder, the Company and the Warrant Agent may modify this Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the Holders of the Warrants; provided, however, that no modification of the terms (including, but not limited to the adjustments described in Section 11) upon which the Warrants are exercisable or reducing the percentage required for consent to modification of this Agreement, no acceleration of the Expiration Date and no increase in the Exercise Price may, in each case, be made without the consent of the Holder of each outstanding Warrant affected thereby.

          SECTION 23.    SUCCESSORS.

          All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

          SECTION 24.    MERGER OR CONSOLIDATION OF THE COMPANY.

          The Company will not merge or consolidate with or into any other corporation unless the corporation resulting from such merger or consolidation (if not the Company) shall expressly assume, by supplemental agreement satisfactory in form to the Warrant Agent in the exercise of its reasonable judgment and executed and delivered to the Warrant Agent, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

          SECTION 25.    APPLICABLE LAW.

          This Agreement and each Warrant issued hereunder shall be deemed to be a contract made under the internal laws of the State of New York (without preference to conflicts of law principles) and for all purposes shall be construed in accordance with the laws of said State.

          SECTION 26.    BENEFITS OF THIS AGREEMENT.

          Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent and the Holders of the Warrants any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent, and their respective successors and assigns hereunder, and the holders from time to time of the Warrants.

          SECTION 27.    COUNTERPARTS.

          This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

          SECTION 28.    CAPTIONS.

          The captions of the Sections and subsections of this Agreement have been inserted for convenience only and shall have no substantive effect.

          SECTION 29.    PLAN OF REORGANIZATION.

          The Company will comply for the benefit of the Holders with Section 8.04 of the POR.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                              WEI ACQUISITION CO.



                              By:
                                  -----------------------------
                                   Title:


Attest:


----------------------------
Title:




                            [UNITED STATES TRUST COMPANY
                            OF NEW YORK]

                               as Warrant Agent



                            By:
                               -----------------------------
                               Title:


Attest:



_____________________________
Title:

                                EXHIBIT A

      TRANCHE A WARRANT TO PURCHASE COMMON STOCK VOID AFTER
            5:00 P.M., NEW YORK TIME, ON JANUARY 31, 2002

                   [WEI ACQUISITION CO.]



          This certifies that, for value received, __________ ___________________ or registered assigns (the "Holder"), is entitled to purchase from Wherehouse Entertainment, Inc., a Delaware corporation (the "Company"), until 5:00 P.M., New York time, on January 31, 2002, or such earlier date as may be provided for pursuant to the Warrant Agreement referred to below (the "Expiration Date"), at the purchase price of $2.38 per share (the "Exercise Price"), a number of shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock") that is equal to the number of Warrants set forth above. The number of shares purchasable upon exercise of this Warrant and the Exercise Price per share are subject to adjustment from time to time as set forth in the Warrant Agreement referred to below.

          The Warrants evidenced hereby may be exercised in whole or in part by presentation of this Warrant Certificate with the Purchase Form on the reverse side hereof duly executed (with a signature guarantee if required by the Warrant Agreement) and simultaneous payment of the Exercise Price (subject to adjustment) at the office or agency of the Company maintained for that purpose in the City of New York. Initially, [--] will act as Warrant Agent (the "Warrant Agent"). Payment of such price shall be made at the option of the holder hereof by certified or cashier's check. No fractional shares will be issued upon the exercise of rights to purchase hereunder, but the Company shall pay the cash value of any such fraction upon the exercise of one or more Warrants, all as provided in the Warrant Agreement.

          Upon any partial exercise of this Warrant Certificate, there shall be countersigned and issued to the Holder hereof a new Warrant Certificate in respect of the shares as to which this Warrant shall not have been exercised. This Warrant Certificate may be exchanged at the office of the Warrant Agent maintained for that purpose in the City of New York by surrender of this Warrant Certificate properly endorsed (with a signature guarantee if required by the Warrant Agreement), either separately or in combination with one or more other Warrant Certificates, for one or more new Warrant Certificates for the same aggregate number of shares as were evidenced by the Warrant Certificate or Warrant Certificates exchanged.

          This Warrant Certificate is transferable at the office of the Warrant Agent maintained for that purpose in the City of New York in the manner and subject to the limitations set forth in the Warrant Agreement.

          The Warrants evidenced hereby are part of a duly authorized issue of Common Stock Purchase Warrants with rights to purchase an aggregate of up to 576,000 shares of Common Stock (subject to adjustment) and are issued under and in accordance with a Warrant Agreement dated as of January 31, 1997, between the Company and the Warrant Agent and are subject to the terms and provisions contained in the Warrant Agreement, to all of which the Holder of this Warrant Certificate by acceptance hereof consents. Copies of the Warrant Agreement are on file at the above mentioned office of the Warrant Agent and may be obtained for inspection by the Holder hereof upon written request to the Warrant Agent.

          The Holder hereof may be treated by the Company, the Warrant Agent, and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding, and until such transfer on such books, the Company, the Warrant Agent and all such other persons may treat the registered holder hereof as the owner for all purposes.

          The Warrants evidenced hereby do not entitle any Holder hereof to any of the rights of a shareholder of the Company.

          This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.

          IN WITNESS WHEREOF, the Company has caused this Warrant
Certificate to be executed by its duly authorized officers and the corporate seal hereunto affixed.

Dated:                        [WEI ACQUISITION CO.]



                              By:
                                  --------------------------------
                                  Title:


                              ATTEST:
                                      -----------------------------
                                      Title:


COUNTERSIGNED:

[UNITED STATES TRUST COMPANY
OF NEW YORK]


WARRANT AGENT



By:
    --------------------------
    Title:

                 [WEI ACQUISITION CO.]

                          PURCHASE FORM


          The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant
Certificate for, and to purchase thereunder, ______ shares of Common Stock, provided for therein, and requests that certificates for such shares of Common Stock be issued in the name of:

Name:     _______________________________________________________
Address:  _______________________________________________________
_________________________________________________________________
Social Security or Taxpayer's
  Identification Number: ________________________________________

and, if said number of shares of Common Stock shall not be all the Common Stock purchasable thereunder, that a new Warrant Certificate for the balance remaining of the Common Stock purchasable under the within Warrant Certificate be registered in the name of the undersigned Warrantholder or his or her Assignee as below indicated and delivered to the address stated below.

Name of Warrantholder
  or Assignee:                ___________________________________
Address:                      ___________________________________
Social Security or Taxpayer's
  Identification Number:      ___________________________________
Signature: ___________________

Dated:    ____________________

Signature Guaranteed:

                              NOTICE:   The above signature must
                                        correspond with the name
                                        as written upon the face
                                        of this Warrant
                                        Certificate in every
                                        particular, without
                                        alteration or enlargement
                                        or any change whatever,
                                        unless this Warrant has
                                        been assigned.

                           ASSIGNMENT

                     (To be signed only upon
               assignment of Warrant Certificate)


          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________
                  (Name of Assignee)

     __________________________________________________________

     __________________________________________________________

     __________________________________________________________

(Social Security or other Taxpayer Identification Number of Assignee) the within Warrants, hereby irrevocably constituting and appointing _________________________________________________
Attorney to transfer said Warrants on the books of the Company, with full power of substitution in the premises.

     DATED:  _____________________



                              ----------------------------------
                              Signature of Registered Holder


Signature Guaranteed:

                              NOTICE:   The signature of this
                                        assignment must
                                        correspond with the name
                                        as it appears upon the
                                        face of the within
                                        Warrant Certificate in
                                        every particular, without
                                        alteration or enlargement
                                        or any change whatever.

                             EXHIBIT F


      ----------------------------------------------------

                        WARRANT AGREEMENT

                 RELATING TO THE ISSUANCE OF THE

                         TRANCHE B WARRANTS



                        WEI ACQUISITION CO.

                               and

            [UNITED STATES TRUST COMPANY OF NEW YORK]


                 Dated as of ______________ __, 1997


       ----------------------------------------------------

                         TABLE OF CONTENTS

Sections                                                    Page(s)

SECTION 1.   Appointment of Warrant Agent. . . . . . . . . . . .  1

SECTION 2.   Form of Warrants. . . . . . . . . . . . . . . . . .  1
             2.1.  Form of Warrant Certificates. . . . . . . . .  1
             2.2.  Countersignature of Warrant
                     Certificates. . . . . . . . . . . . . . . .  2
             2.3.  Registration. . . . . . . . . . . . . . . . .  2

SECTION 3.   Transfer or Exchange of Warrants. . . . . . . . . .  3
             3.1.  Transfer. . . . . . . . . . . . . . . . . . .  3
             3.2.  Exchange of Warrant Certificates. . . . . . .  3

SECTION 4.   . . . . . . . . . . . . . . . . . . . . . . . . . .  3

SECTION 5.   Mutilated or Missing Warrants . . . . . . . . . . .  3

SECTION 6.   Term of Warrants; Exercise of Warrants. . . . . . .  4
             6.1.  Term of Warrants. . . . . . . . . . . . . . .  4
             6.2.  Exercise of Warrants. . . . . . . . . . . . .  4

SECTION 7.   Disposition of Proceeds on Exercise of
             Warrants. . . . . . . . . . . . . . . . . . . . . .  5

SECTION 8.   Payment of Taxes. . . . . . . . . . . . . . . . . .  5

SECTION 9.   Reservation of Warrant Shares; Purchase
             and Cancellation of Warrants. . . . . . . . . . . .  5
             9.1.  Reservation of Warrant Shares . . . . . . . .  5
             9.2.  Governmental Approvals and
                     Listings. . . . . . . . . . . . . . . . . .  6
             9.3.  Purchase of Warrants by the
                     Company . . . . . . . . . . . . . . . . . .  6
             9.4.  Cancellation of Warrants. . . . . . . . . . .  6

SECTION 10.  Exercise Price. . . . . . . . . . . . . . . . . . .  6

SECTION 11.  Adjustment of Exercise Price and Number
             of Warrant Shares . . . . . . . . . . . . . . . . .  6
             11.1.  Adjustments. . . . . . . . . . . . . . . . .  6
                     (a)  Stock Dividends, Splits,
                          etc. . . . . . . . . . . . . . . . . .  7
                     (b)  Distributions of Assets. . . . . . . .  7
                     (c)  Computation of Market
                          Price. . . . . . . . . . . . . . . . .  8
                     (d)  Minimum Adjustment . . . . . . . . . .  8
                     (e)  Warrant Share Adjustment . . . . . . .  9
                     (f)  Notice of Adjustment . . . . . . . . .  9
                     (g)  Definition of Common Stock . . . . . .  9
                     (h)  Company May Reduce Exercise
                          Price or Increase Number of
                          Warrant Shares Purchasable . . . . . . 10
                     (i)  Subsequently Issued
                          Warrants . . . . . . . . . . . . . . . 10
                     (j)  Number of Warrant Shares on
                          Warrant Certificates . . . . . . . . . 10
             11.2.  No Adjustment for Dividends. . . . . . . . . 10
             11.3.  Preservation of Purchase Rights
                     and Adjustment of Exercise Price
                     upon Merger, Consolidation,
                     etc.. . . . . . . . . . . . . . . . . . . . 10

SECTION 12.  No Rights as Stockholders; Notices to
             Warrant Holders . . . . . . . . . . . . . . . . . . 12

SECTION 13.  Purchase Rights . . . . . . . . . . . . . . . . . . 13

SECTION 14.  Fractional Shares of Common Stock . . . . . . . . . 13

SECTION 15.  Right of Action . . . . . . . . . . . . . . . . . . 13

SECTION 16.  Inspection of Warrant Agreement . . . . . . . . . . 14

SECTION 17.  Merger or Consolidation or Change of
             Name of Warrant Agent . . . . . . . . . . . . . . . 14

SECTION 18.  Concerning the Warrant Agent. . . . . . . . . . . . 14
             18.1.   Disclaimer of Representations . . . . . . . 15
             18.2.   No Responsibility for Failure of
                     Company's Covenants . . . . . . . . . . . . 15
             18.3.   Delegation. . . . . . . . . . . . . . . . . 15
             18.4.   Opinion of Counsel. . . . . . . . . . . . . 15
             18.5.   Officer's Certificate . . . . . . . . . . . 15
             18.6.   Compensation and Reimbursement. . . . . . . 15
             18.7.   No Action Without Assurance of
                     Reimbursement . . . . . . . . . . . . . . . 16
             18.8.   Conflicts of Interest . . . . . . . . . . . 16
             18.9.   Solely as Agent . . . . . . . . . . . . . . 16
             18.10.  Reliance on Documents . . . . . . . . . . . 16
             18.11.  No Representation Regarding
                     Validity, Etc.. . . . . . . . . . . . . . . 17
             18.12.  Instructions from Company . . . . . . . . . 17

SECTION 19.  Change of Warrant Agent . . . . . . . . . . . . . . 17

SECTION 20.  Identity of Transfer Agent. . . . . . . . . . . . . 18

SECTION 21.  Notices . . . . . . . . . . . . . . . . . . . . . . 18

SECTION 22.  Supplements and Amendments. . . . . . . . . . . . . 18

SECTION 23.  Successors. . . . . . . . . . . . . . . . . . . . . 19

SECTION 24.  Merger or Consolidation of the Company. . . . . . . 19

SECTION 25.  Applicable Law. . . . . . . . . . . . . . . . . . . 19

SECTION 26.  Benefits of this Agreement. . . . . . . . . . . . . 19

SECTION 27.  Counterparts. . . . . . . . . . . . . . . . . . . . 19

SECTION 28.  Captions. . . . . . . . . . . . . . . . . . . . . . 20

SECTION 29.  Plan of Reorganization. . . . . . . . . . . . . . . 20


EXHIBIT A. . . . . . . . . . . . . . . . . . . . . . . . . . . .A-1

PURCHASE FORM. . . . . . . . . . . . . . . . . . . . . . . . . .A-4

ASSIGNMENT . . . . . . . . . . . . . . . . . . . . . . . . . . .A-5

          WARRANT AGREEMENT relating to the issuance of the Tranche B Warrants, dated as of ______________ __, 1997, between [WEI ACQUISITION CO.], a Delaware corporation (the "Company"), and [UNITED STATES TRUST COMPANY OF NEW YORK], as Warrant Agent (the "Warrant Agent").

                            WITNESSETH:

          WHEREAS, pursuant to the Debtors' First Amended Chapter 11 Plan, as Revised for Technical Corrections dated October 4, 1996 (the "POR") and an Asset Purchase Agreement dated as of ____________, 1997 (the "ASSET PURCHASE AGREEMENT"), the Company will acquire substantially all of the assets of Wherehouse Entertainment, Inc., and its parent, WEI Holdings, Inc., which companies are debtors and debtors-in-possession (collectively, the "DEBTORS"), in Case No. 95-911 (HSB) (Jointly Administered) (the "BANKRUPTCY CASE") in the Bankruptcy Court for the District of Delaware (the "BANKRUPTCY COURT");

          WHEREAS, as part of the purchase price for the assets of the Debtors to be acquired by the Company, the Company proposes to issue up to 100,000 Common Stock Purchase Warrants hereinafter described (the "Warrants") to purchase its Common Stock, par value $0.01 per share (the "Common Stock"), each Warrant entitling the registered owner thereof to purchase one share of Common Stock (each share of Common Stock purchasable upon the exercise of a Warrant being referred to herein as a "WARRANT SHARE"); and

          WHEREAS, the Company wishes the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to act, in connection with the issuance, transfer, exchange and exercise of the Warrants.

          NOW, THEREFORE, in consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and the registered owners of the Warrants (the "Holders"), the Company and the Warrant Agent hereby agree as follows:

          SECTION 1.      APPOINTMENT OF WARRANT AGENT.

          The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the terms and conditions hereinafter set forth, and the Warrant Agent hereby accepts such appointment.

          SECTION 2.      FORM OF WARRANTS.

          2.1. Form of Warrant Certificates. The text of the Warrant certificate and of the form of election to purchase Warrant Shares shall be substantially as set forth in Exhibit A attached hereto. The Warrant certificates shall be appropriately printed, lithographed or engraved and may have such letters, numbers or other marks of identification as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any rule or regulation of any stock exchange on which the Warrants may be listed, or to conform to usage. The price per Warrant Share and the number of Warrant Shares issuable upon exercise of each Warrant are subject to adjustment upon the occurrence of certain events, all as hereinafter provided. The Warrant certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents under its corporate seal reproduced thereon and attested by its Secretary or an Assistant Secretary. The signature of any of such officers on the Warrant certificates may be manual or facsimile.

          Warrant certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any one of them shall have ceased to hold such offices prior to the delivery of such Warrant certifi-cates or did not hold such office on the date of this Agreement.

          Warrant certificates shall be dated as of the date of countersignature thereof by the Warrant Agent either upon initial issuance or upon exchange, substitution or transfer.

          2.2. Countersignature of Warrant Certificates. The Warrant certificates shall be manually countersigned by the Warrant Agent (or any successor to the Warrant Agent then acting as warrant agent under this Agreement) and shall not be valid for any purpose unless so countersigned. Warrant certificates may be countersigned by the Warrant Agent (or by its successor as warrant agent hereunder) and may be delivered by the Warrant Agent notwithstanding that the persons whose manual or facsimile signatures appear thereon as proper officers of the Company shall have ceased to be such officers at the time of such countersignature, issuance or delivery. The Warrant Agent shall, upon written instructions of the Chairman of the Board, the President, any Vice President or the Secretary of the Company, countersign, issue and deliver Warrant certificates entitling the Holders thereof to purchase in the aggregate Warrant Shares (subject to adjustment pursuant to Section 11 hereof) and shall countersign and deliver Warrant certificates as otherwise provided in this Agreement.

          2.3. Registration. The Warrant certificates shall be numbered and shall be registered in a register (the "Warrant Register") as they are issued. The Company and the Warrant Agent shall be entitled to treat the registered holder of any Warrant as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, notwithstanding any notice to the Company or the Warrant Agent to the contrary.

          SECTION 3.      TRANSFER OR EXCHANGE OF WARRANTS.

          3.1. Transfer. The Warrants shall be transferable only in the books of the Company maintained at the office or agency of the Warrant Agent in the City of New York upon delivery thereof duly endorsed by the Holder or by his or her duly authorized attorney or legal representative, or accompanied by proper evidence of succession, assignment or authority to transfer, which endorsement shall be guaranteed by a bank or trust company located in the United States or a broker or dealer that is a member of a national securities exchange. In all cases of transfer by an attorney, the original power of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited and remain with the Warrant Agent. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Warrant Agent in its discretion. Upon any registration of transfer, the Warrant Agent shall countersign and deliver a new Warrant certificate to the person entitled thereto.

          3.2. Exchange of Warrant Certificates. Warrant certificates may be exchanged for another certificate or certificates entitling the Holder thereof to purchase a like aggregate number of Warrant Shares as the certificate or certificates surrendered then entitle such Holder to purchase. Any Holder desiring to exchange a Warrant certificate shall make such request in writing delivered to the Warrant Agent, and shall surrender, properly endorsed in the manner described in subsection 3.1 hereof, the Warrant certificate or certificates to be so exchanged. Thereupon, the Warrant Agent shall countersign and deliver to the person entitled thereto a new Warrant certificate or certificates, as the case may be, as so requested.

          SECTION 4.  [SECTION 4 INTENTIONALLY LEFT BLANK].


          SECTION 5.      MUTILATED OR MISSING WARRANTS.

          In case any of the certificates evidencing the Warrants shall be mutilated, lost, stolen or destroyed, the Company may, in its discretion, issue and the Warrant Agent shall countersign and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant certificate, or in lieu of and substitution for the Warrant certificate lost, stolen or destroyed, a new Warrant certificate of like tenor and representing an equivalent right or interest, but only, in case of any such loss, theft or destruction, upon receipt of evidence satisfactory to the Company and the Warrant Agent thereof and an indemnity also satisfactory to them. An applicant for such substitute Warrant certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe.

          SECTION 6.      TERM OF WARRANTS; EXERCISE OF WARRANTS.

          6.1. Term of Warrants. Subject to the terms of this Agreement, each Holder shall have the right until 5:00 P.M., New York time, on ___________ __, 2004 (the seventh anniversary of the Effective Date (as defined in the POR)) (the "Expiration Date"), to purchase from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to purchase on exercise of such Warrants.

          6.2. Exercise of Warrants. Warrant Shares may be purchased upon surrender to the Company at the office or agency of the Warrant Agent in the City of New York, of the certificate or certificates evidencing the Warrants to be exercised, together with the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall, if the Warrant Shares are to be issued in the name of a person other than the Holder of the Warrant, be guaranteed by a bank or trust company located in the United States or a broker or dealer that is a member of a national securities exchange, and upon payment to the Warrant Agent for the account of the Company of the Exercise Price (as defined in and determined in accordance with the provisions of Sections 10 and 11 hereof) for the number of Warrant Shares in respect of which such Warrants are then being exercised. Payment of the aggregate Exercise Price shall be made by certified or cashier's check, or by any combination thereof.

          Subject to Section 8 hereof, upon such surrender of Warrants and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered, with all reasonable dispatch, to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrants. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price, as aforesaid; provided, however, that if such Warrants are surrendered, and the Exercise Price is paid, on a Saturday, Sunday or other day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close, or on a day when the Common Stock transfer books of the Company are closed, the certificates for the Warrant Shares in respect of which such Warrants are then exercised shall be issuable as of the next succeeding Monday, Tuesday, Wednesday, Thursday or Friday on which such banking institutions are not so authorized or obligated to close (whether before or after the Expiration Date) and which is a day on which the Common Stock transfer books of the Company are open. The rights of purchase represented by the Warrants shall be exercisable, at the election of the Holders thereof, either in full or from time to time in part and, in the event that a certificate evidencing Warrants is exercised in respect of less than all of the Warrant Shares specified therein at any time prior to the expiration of such Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued, and the Warrant Agent is hereby irrevocably authorized to countersign and to deliver the required new Warrant certificates pursuant to the provisions of this subsection and of subsection 2.2 hereof and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant certificates duly executed on behalf of the Company for such purpose.

          SECTION 7.      DISPOSITION OF PROCEEDS ON EXERCISE OF
                          WARRANTS.

          The Warrant Agent shall account promptly to the Company with respect to the Warrants exercised and concurrently pay to the Company all moneys received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

          SECTION 8.      PAYMENT OF TAXES.

          The Company will pay all documentary stamp taxes, if any, attributable to the issuance of any Warrant certificates or certificates for Warrant Shares issuable upon the exercise of Warrants; provided, however, that the Company shall not be required to pay, and the Holder shall pay, any tax or taxes that may be payable in respect of any transfer involved in the issue or delivery of any Warrant certificates or certificates for Warrant Shares in a name other than that of the registered Holder of the Warrants that were surrendered and the Company shall not be required to issue or deliver such Warrant certificates or certificates for Warrant Shares unless or until the persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          SECTION 9.      RESERVATION OF WARRANT SHARES; PURCHASE
                          AND CANCELLATION OF WARRANTS.

          9.1. Reservation of Warrant Shares. There have been reserved, and the Company shall at all times keep reserved out of its authorized Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the right of purchase represented by the outstanding Warrants. The Company covenants that all Warrant Shares will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable. Before taking any action that would cause an adjustment reducing the Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may, in the opinion of it counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock, at such adjusted Exercise Price. The Transfer Agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be requisite for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent for the Common Stock and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply such Transfer Agent with duly executed stock certificates for such purpose. Promptly after the Expiration Date, the Warrant Agent shall certify to the Company the aggregate number of Warrants then outstanding and thereafter no shares shall be subject to reservation in respect of such Warrants.

          9.2. Governmental Approvals and Listings. The Company will as promptly as practicable take all action which may be necessary to obtain and keep effective (a) any and all permits, consents and approvals of governmental agencies and authorities, and will make any and all filings under federal and state securities laws, necessary in connection with the issuance, distribution and transfer of Warrant certificates, the exercise of the Warrants, and the issuance, sale, transfer and delivery of Warrant Shares and (b) if any of the Warrant Shares have been listed on any securities exchange, the listing of the Warrant Shares on any securities exchange on which the Common Stock may be listed (it being understood that the Company has no obligation to list any Warrant Shares with any securities exchange).

          9.3. Purchase of Warrants by the Company. The Company shall have the right, except as limited by law, other agreement or herein, to purchase or otherwise acquire Warrants at such times, in such manner and for such consideration as it may deem appropriate.

          9.4. Cancellation of Warrants. In the event the Company shall purchase or otherwise acquire Warrants, the related Warrant certificates shall thereupon be delivered to the Warrant Agent and be cancelled by it and retired. The Warrant Agent shall cancel any Warrant certificate surrendered for exchange, substitution, transfer or exercise in whole or in part. Warrant certificates cancelled by the Warrant Agent pursuant to any provision of this Agreement shall be delivered to the Company or, upon the request of the Warrant Agent and with the consent of the Company, destroyed by the Warrant Agent. The Warrant Agent shall furnish to the Company written confirmation of the destruction of the Warrant certificates so cancelled.

          SECTION 10.     EXERCISE PRICE.

          The price per share at which Warrant Shares shall be purchasable upon exercise of each Warrant (the "Exercise Price") shall be $9.00, subject to adjustment pursuant to Section 11 hereof.

          SECTION 11.     ADJUSTMENT OF EXERCISE PRICE AND NUMBER
                          OF WARRANT SHARES.

          11.1. Adjustments. The number and kind of securities purchasable upon the exercise of each Warrant and the Exercise
Price shall be subject to adjustment as follows:

          (a) Stock Dividends, Splits, etc. In case the Company shall at any time after the date of this Agreement (w) pay a dividend or make a distribution on its Common Stock which is paid or made (A) in Common Stock or other shares of the Company's capital stock or (B) in rights to purchase Common Stock or other capital stock of the Company if such rights are not exercisable or separable from the Common Stock except upon the occurrence of a contingency, (x) subdivide its outstanding Common Stock into a greater number of shares of Common Stock, (y) combine its outstanding shares into a smaller number of shares of Common Stock or (z) issue by reclassification of its Common Stock other securities of the Company, then, in any such event the number of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder of each Warrant shall be entitled to receive upon exercise of such Warrant the kind and number of shares of the Company and rights to purchase Common Stock or other securities of the Company (or, in the event of the redemption of any such rights, any cash paid in respect of such redemption) that he, she or it would have owned or have been entitled to receive after the happening of any of the events described above had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph
     (a) shall become effective immediately after the opening of business on the next business day following the record date in the case of dividends or other distributions and shall become effective immediately after the opening of business on the next business day following the effective date in the case of a subdivision or combination.

          (b) Distributions of Assets. In case the Company shall at any time after the date of this Agreement distribute to all holders of its Common Stock evidences of indebtedness of the Company or assets of the Company (including cash dividends or distributions out of retained earnings other than cash dividends or distributions made on a quarterly or other periodic basis) or warrants to subscribe for securities of the Company (excluding those referred to in paragraph (a) above), then in each case the Exercise Price shall be adjusted to a price determined by multiplying the Exercise Price in effect immediately prior to such distribution by a fraction, of which the numerator shall be the then current market price per share of Common Stock (as defined in paragraph (c) below) on the record date for determination of shareholders entitled to receive such distribution, less the then fair value (as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights or warrants which are applicable to one share of Common Stock, and of which the denominator shall be such market price per share of Common Stock; provided, however, that if the then current market price per share of Common Stock on the record date for determination of shareholders entitled to receive such distribution is less than the then fair value of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights or warrants which are applicable to one share of Common Stock, the foregoing adjustment of the Exercise Price shall not be made and in lieu thereof the Holder of each Warrant shall be entitled to receive upon exercise of such Warrant in addition to the Common Stock the kind and number of assets, evidences of indebtedness, subscription rights and warrants (or, in the event of the redemption of any such evidences of indebtedness, subscription rights and warrants, any cash paid in respect of such redemption) that he or she would have owned or have been entitled to receive after the happening of such distribution had such Warrant been exercised immediately prior to the record date for such distribution. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

          (c) Computation of Market Price. For the purpose of any computation under this Agreement, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily Market Price (as defined below) per share for the 30 consecutive Trading Days (as defined below) commencing 45 Trading Days before the date in question. "Market Price" is defined as the closing sale price (or, if no closing sale price is reported, the closing bid price) for the Common Stock in the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if the Common Stock is not quoted on NASDAQ, as reported by the National Quotation Bureau Incorporated, or, if the Common Stock is not so reported, as furnished by any two members of the National Association of Securities Dealers, Inc., selected from time to time by the Company for that purpose. In the event that the Common Stock is hereafter listed for trading on one or more United States national or regional securities exchanges, Market Price shall be the closing price on the exchange or system designated by the Board of Directors of the Company as the principal United States market in which the Common Stock is traded. If Market Price cannot be established as described above, Market Price shall be the fair market value of the Common Stock as determined in good faith by the Board of Directors. "Trading Day" shall mean a Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in the City of Los Angeles and the State of California or New York, New York, are not authorized or obligated by law or executive order to close or, if the Common Stock is listed or admitted to trading on a national securities exchange, a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business.

          (d) Minimum Adjustment. No adjustment in the number of Warrant Shares purchasable hereunder or the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one per cent (1%) in the number of Warrant Shares purchasable upon the exercise of each Warrant, or the Exercise Price, as the case may be; provided, however, that any adjustments which by reason of this paragraph (d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or the nearest ten-thousandth of a share, as the case may be.

          (e) Warrant Share Adjustment. Upon each adjustment of the Exercise Price as a result of the calculations made in paragraph (a) or (b) above, each Warrant outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest ten-thousandth) obtained by (A) multiplying (x) the number of shares covered by a Warrant immediately prior to such adjustment of the Exercise Price by (y) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

          (f) Notice of Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of Warrants or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall cause the Warrant Agent promptly to mail by first class mail, postage prepaid, to each Holder of a Warrant or Warrants notice of such adjustment or adjustments and shall deliver to the Warrant Agent a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth (A) the number of Warrant Shares purchasable upon the exercise of each Warrant and the Exercise Price of such Warrant Shares after such adjustment,
     (B) a brief statement of the facts requiring such adjustment and (C) the computation by which such adjustment was made. Such certificate shall be conclusive evidence of the correctness of such adjustment. The Warrant Agent shall be entitled to rely on such certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same, from time to time, to any Holder desiring an inspection thereof during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any Holders to determine whether any facts exist that may require any adjustment of the Exercise Price or the number of Warrant Shares or other stock or property purchasable upon exercise thereof or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment.

          (g) Definition of Common Stock. For the purpose of this subsection 11.1, the term "Common Stock" shall mean
     (A) the class of stock designated as the Common Stock of the Company at the date of this Agreement or (B) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to paragraph (a) above, the Holders of a Warrant or Warrants shall become entitled to purchase any securities of the Company other than Common Stock, thereafter the number of such other securities so purchasable upon exercise of each Warrant and the Exercise Price of such securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this subsection 11.1 and the provisions of Section 6 and subsections 11.2 and 11.3, inclusive, with respect to the Warrant Shares, shall apply on like terms to any such other securities.

          (h) Company May Reduce Exercise Price or Increase Number of Warrant Shares Purchasable. The Company may, at its option, at any time during the term of the Warrants, reduce the then current Exercise Price, or increase the number of Common Shares purchasable upon exercise of each Warrant, to any amount deemed appropriate by the Board of Directors of the Company.

          (i) Subsequently Issued Warrants. All Warrants originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise
     Price, the number of shares of Common Stock purchasable from time to time hereunder upon exercise of the Warrants, all subject to further adjustment as provided herein.

          (j) Number of Warrant Shares on Warrant Certificates. Irrespective of any adjustment or change in the Exercise Price or the number of shares of Common Stock issuable upon the exercise of the Warrants, the Warrant certificates theretofore and thereafter issued may continue to express the Exercise Price per share and the number of shares which were expressed upon the initial Warrant certificates issued hereunder.

          11.2. No Adjustment for Dividends. Except as provided in subsection 11.1, no adjustment in respect of any dividends made on a quarterly or other periodic basis out of retained earnings shall be made during the term of a Warrant or upon the exercise of a Warrant.

          11.3. Preservation of Purchase Rights and Adjustment of Exercise Price upon Merger, Consolidation, etc. In case the Company shall consolidate or merge with or into any other corporation (other than a consolidation or merger in which the Company is the surviving corporation and each share of Common Stock outstanding immediately prior to such consolidation or merger is to remain outstanding immediately after such consolidation or merger and no cash, securities or other property is distributed with respect to such shares) or shall sell or transfer all or substantially all of its assets to any corporation, the Company or such successor or purchasing corporation, as the case may be (collectively, the "acquiring corporation"), shall execute with the Warrant Agent an agreement that each Holder of a Warrant shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action to purchase upon exercise of each Warrant the kind and amount of shares and other securities, cash and other property that he or she would have owned or have been entitled to receive after the happening of such consolidation, merger or sale had such Warrant been exercised immediately prior to such action (assuming that such Holder, as a holder of Common Stock prior to such action, would not have exercised any rights of election as a holder of Common Stock as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger or sale; provided, that if the kind or amount of securities, cash or other property receivable upon such consolidation, merger or sale is not the same for each non-electing share of Common Stock, then the kind and amount of securities, cash or other property receivable shall be deemed to be the kind and amount so receivable by a plurality of the non-electing shares). The Company shall mail by first-class mail, postage prepaid, to each Holder, notice of the execution of any agreement with an acquiring corporation as provided in the first sentence of this subsection 11.3. In addition to any adjustments required by this subsection 11.3, such agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 11. The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof the acquiring corporation (if other than the Company) resulting from such consolidation or merger or the acquiring corporation purchasing such assets or other appropriate corporation or entity shall assume, by written instrument executed and delivered to the Warrant Agent, the obligation to deliver to each Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to receive and the other obligations of the Company under this Agreement. The provisions of this subsection 11.3 shall similarly apply to successive consolidations, mergers, sales or conveyances. The Warrant Agent shall be under no duty or responsibility to determine the correctness of any provisions contained in any such agreement relating either to the kind or amount of shares of stock or other securities, cash or property receivable upon exercise of Warrants or with respect to the method employed and provided therein for any adjustments.

          11.4 No Adjustment for Employee Compensation and Issuances to Alvarez & Marsal, Inc. Notwithstanding anything to the contrary contained herein, no adjustment to the Exercise Price or the number of shares of Common Stock purchasable upon exercise of any Warrant shall be made in connection with the issuance by the Company of any shares of Common Stock or options to purchase Common Stock or other securities which may be convertible or exercisable into shares of Common Stock to (i) any employee of the Company as compensation for services rendered to the Company or (ii) Alvarez & Marsal, Inc. ("A&M") or any of its affiliates, in connection with the management services to be provided by A&M to the Company under that certain Management Services Agreement dated as of __________ __, 1997 between the Company and A&M.

          SECTION 12.     NO RIGHTS AS STOCKHOLDERS; NOTICES TO
                          WARRANT HOLDERS.

          (a) Nothing contained in this Agreement or in any of the Warrants shall be construed as conferring upon the Holders or their transferees the right to vote or to receive dividends or to consent or to receive notice as shareholders in respect of any meeting of shareholders for the election of directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company. If prior to the expiration of the Warrants:

               (A) the Company shall declare a dividend or other distribution on its Common Shares, other than (i) in cash as described in Section 11.2, (ii) in other shares of Common Stock, or (iii) in rights to purchase shares of Common Stock or other securities of the Company of the character described in paragraph (a) of subsection 11.1; or

               (B) the Company shall authorize the issuance to all holders of its Common Stock of rights or warrants entitling them to subscribe for or purchase any Common Stock or any other subscription rights or warrants (other than rights of the character described in paragraph (a) of subsection 11.1); or

               (C) there shall occur a reclassification of the capital stock of the Company (other than a subdivision or combination of its outstanding Common Stock); or

               (D)   the Company shall propose to effect any
     consolidation or merger into or with, or to effect any sale or other transfer requiring an adjustment pursuant to
     Section 11.3; or

               (E) the Company shall take an action ("Adjustment Action") which would cause an adjustment pursuant to Section 11 hereof of the number or kind of Common Stock (or other securities) purchasable upon the exercise of each Warrant or of the Exercise Price that would have the effect of reducing the price payable for a share of the Company's capital stock by a Holder upon exercise of a Warrant to an amount which is less than the current value of such share; or

               (F)   a voluntary or involuntary dissolution,
     liquidation or winding up of the Company shall be proposed;

then, in any such event, the Company shall cause to be mailed to the Warrant Agent and the Holders in the manner provided in
Section 21 hereof, at least 20 days prior to the applicable record or effective date hereinafter specified, a notice stating
(i) the date as of which the holders of record of Common Stock to be entitled to such dividend, distribution, rights or warrants are to be determined, or (ii) the date on which such reclassification, Adjustment Action, consolidation, merger, sale, transfer, dissolution, liquidation, or winding up is expected to become effective, and the date as of which it is expected that holders of record of Common Stock shall be entitled to exchange their shares of securities or other property, if any, deliverable upon such reclassification, Adjustment Action, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Such notice shall also state whether such transaction will result in any adjustment of the number or kind of Common Stock (or other securities) purchasable upon the exercise of a Warrant or of the Exercise Price and, if so, shall set forth the nature thereof and the date upon which it will become effective. In the event the Company gives notice to the holders of its Common Stock of the declaration or distribution of rights to purchase Common Stock or other securities of the Company of the character described in paragraph (a) of subsection 11.1, the Company will give concurrently a similar notice to the Holders in the manner provided in Section 21 hereof. The failure to give the notices required by this Section 12, or any defect therein, shall not affect the legality or validity of any such dividend, distribution, right, warrant, reclassification, Adjustment Action, dissolution, liquidation or winding up or other action, or the vote on any action authorizing the same.

          SECTION 13.     PURCHASE RIGHTS.

          If at any time or from time to time on or after the date of the Agreement, the Corporation shall give notice (a "Purchase Rights Notice") pursuant to paragraph (B) of Section 12(a) of an issuance of rights or warrants, (the "Purchase Rights") to all record holders of Common Stock, such issuance shall not result in an adjustment of the Exercise Price or the number of Warrants under Section 11 hereof, but each Holder shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if it had held the number of shares of Common Stock acquirable upon exercise of the Warrants immediately before the record date for the grant, issuance, or sale of such Purchase Rights. The Purchase Rights Notice shall describe the Purchase Rights and their availability to the Holders.

          SECTION 14.     FRACTIONAL SHARES OF COMMON STOCK.

          The Company will not issue fractions of Warrants or distribute Warrant certificates which evidence fractional Warrants. In lieu of such fractional Warrants, there shall be paid to the Holders to whom Warrant certificates representing such fractional Warrants would otherwise be issuable an amount in cash equal to the product of such fraction of a Warrant multiplied by the current market price per share of Common Stock issuable with respect to such fraction of a Warrant.

          SECTION 15.     RIGHT OF ACTION.

          All rights of action in respect of this Agreement are vested in the respective Holders of the Warrant certificates, and any Holder of any Warrant certificate, without the consent of the Warrant Agent or of the Holder of any other Warrant certificate, may, on such Holder's own behalf and for such Holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such Holder's right to exercise the Warrants evidenced by such Warrant certificate in the manner provided in such Warrant certificate and in this Agreement.

          SECTION 16.     INSPECTION OF WARRANT AGREEMENT.

          The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holders during normal business hours at its office in the City of New York for that purpose. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.

          SECTION 17.     MERGER OR CONSOLIDATION OR CHANGE OF
                          NAME OF WARRANT AGENT.

          Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the stock transfer or corporate trust business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as successor Warrant Agent under the provisions of Section 19 hereof. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement any of the Warrants shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent and deliver such Warrants so countersigned; and in case at that time any of the Warrants shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrants either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent, and in all such cases such Warrants shall have the full force provided in the Warrants and in this Agreement.

          In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrants shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignatures under its prior name and deliver Warrants so countersigned; and in case at that time any of the Warrants shall not have been countersigned, the Warrant Agent may countersign such Warrants either in its prior name or in its changed name; and in all such cases such Warrants shall have the full force provided in the Warrants and in this Agreement.

          SECTION 18.     CONCERNING THE WARRANT AGENT.

          The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the Holders of Warrants, by their acceptance thereof, shall be bound:

          18.1. Disclaimer of Representations. The statements contained herein and in the Warrants shall be taken as statements of the Company, and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrants except as herein otherwise provided.

          18.2. No Responsibility for Failure of Company's Covenants. The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrants.

          18.3. Delegation. The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents (which shall not include its employees), and the Warrant Agent shall not be answerable or accountable for any act, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from such neglect or misconduct provided reasonable care shall have been exercised in the selection and continued employment thereof.

          18.4. Opinion of Counsel. The Warrant Agent may consult at any time with legal counsel satisfactory to it, and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

          18.5. Officer's Certificate. Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President, any Vice President, the Treasurer or the Secretary of the Company and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

          18.6. Compensation and Reimbursement. The Company agrees to pay the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the performance of its duties under this Agreement, to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature reasonably incurred by the Warrant Agent in the performance of its duties under this Agreement, and agrees to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and reasonable counsel fees, for anything done or omitted by the Warrant Agent in the performance of its duties under this Agreement except as a result of the Warrant Agent's gross negligence or willful misconduct.

          18.7. No Action Without Assurance of Reimbursement. The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more Holders shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred; but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without any such security or indemnity. All rights or action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrants or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery of judgment shall be for the ratable benefit of the Holders, as their respective rights or interests may appear.

          18.8. Conflicts of Interest. The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

          18.9. Solely as Agent. The Warrant Agent shall act hereunder solely as agent, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything that it may do or refrain from doing in connection with this Agreement except for its own gross negligence or bad faith.

          18.10. Reliance on Documents. The Warrant Agent will not incur any liability or responsibility to the Company or to any Holder of any Warrant for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument reasonably believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

          18.11. No Representation Regarding Validity, Etc. The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant (except its countersignature thereof); nor shall the Warrant Agent by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Warrant Shares (or other stock) to be issued pursuant to this Agreement or any Warrant, or as to whether any Warrant Shares (or other stock) will when issued be validly issued, fully paid and nonassessable, or as to the Exercise Price or the number or amount of Warrant Shares or other securities or other property issuable upon exercise of any Warrant.

          18.12. Instructions from Company. The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, any Vice
     President, the Treasurer or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such Officers.

          SECTION 19.     CHANGE OF WARRANT AGENT.

          The Warrant Agent may resign and be discharged from its duties under this Agreement by giving to the Company 60 days' notice in writing. The Warrant Agent may be removed by like notice to the Warrant Agent from the Company. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of 50 days after such notice of removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by any Holder (who shall with such notice submit his Warrant for inspection by the Company), then the resigning, discharged or removed Warrant Agent or any Holder may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Any successor warrant agent, whether appointed by the Company or such court, shall be (a) a bank or trust company, in good standing, incorporated under the laws of the United States of America or any state thereof and having at the time of its appointment as warrant agent a combined capital and surplus of at least $100,000,000, as set forth in its most recent published annual report of condition or (b) an affiliate of a corporation described in clause (a) above. After appointment, the successor warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent hereunder without further act or deed; but the former Warrant Agent shall deliver and transfer to the successor warrant agent any property at the time held by it hereunder, and shall execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to file any notice provided for in this Section 19, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor warrant agent, as the case may be. In the event of such resignation or removal, the successor warrant agent shall mail, by first-class mail, postage prepaid, to each Holder, written notice of such removal or resignation and the name and address of such successor warrant agent.

          SECTION 20.     IDENTITY OF TRANSFER AGENT.

          Forthwith upon the appointment of any subsequent Transfer Agent for the Company's shares of Common Stock, or any other shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants, the Company will file with the Warrant Agent a statement setting forth the name and address of such Transfer Agent.

          SECTION 21.     NOTICES.

          Any notice pursuant to this Agreement by the Company or by the Holder of any Warrant to the Warrant Agent, or by the Warrant Agent or by the Holder of any Warrant to the Company, shall be in writing and shall be deemed to have been duly given if delivered or mailed by certified mail, return receipt requested, (a) if to the Company, to WEI Acquisition Co., 19701 Hamilton Avenue, Torrance, California 90502-1334, Attention:
[__________________] and, if to the Warrant Agent, to United States Trust Company of New York, Corporate Trust Division, 114 West 47th Street, 15th Floor, New York, NY 10036-1532;,
Attention: Louis Young]. Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in writing to the other party.

          Any notice mailed pursuant to this Agreement by the Company or the Warrant Agent to the Holders of Warrants shall be in writing and shall be deemed to have been duly given if mailed by first-class mail, postage prepaid, to such Holders at their respective addresses on the Warrant Register of the Warrant Agent.

          SECTION 22.     SUPPLEMENTS AND AMENDMENTS.

          (a) The Company and the Warrant Agent may from time to time supplement or amend this Agreement, without the approval of any Holder in order to cure any ambiguity or to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, or to make any other provisions with regard to matters or questions arising hereunder that the Company and the Warrant Agent may deem necessary or desirable and that shall not adversely affect the interests of the Holders of Warrants.

          (b) In addition to the foregoing, with the consent of Holders of Warrants entitled, upon exercise thereof, to receive not less than two-thirds of the shares of Common Stock issuable thereunder, the Company and the Warrant Agent may modify this Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the Holders of the Warrants; provided, however, that no modification of the terms (including, but not limited to the adjustments described in Section 11) upon which the Warrants are exercisable or reducing the percentage required for consent to modification of this Agreement, no acceleration of the Expiration Date and no increase in the Exercise Price may, in each case, be made without the consent of the Holder of each outstanding Warrant affected thereby.

          SECTION 23.     SUCCESSORS.

          All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

          SECTION 24.     MERGER OR CONSOLIDATION OF THE COMPANY.

          The Company will not merge or consolidate with or into any other corporation unless the corporation resulting from such merger or consolidation (if not the Company) shall expressly assume, by supplemental agreement satisfactory in form to the Warrant Agent in the exercise of its reasonable judgment and executed and delivered to the Warrant Agent, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

          SECTION 25.     APPLICABLE LAW.

          This Agreement and each Warrant issued hereunder shall be deemed to be a contract made under the internal laws of the State of New York (without preference to conflicts of law principles) and for all purposes shall be construed in accordance with the laws of said State.

          SECTION 26.     BENEFITS OF THIS AGREEMENT.

          Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent and the Holders of the Warrants any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent, and their respective successors and assigns hereunder, and the holders from time to time of the Warrants.

          SECTION 27.     COUNTERPARTS.

          This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

          SECTION 28.     CAPTIONS.

          The captions of the Sections and subsections of this Agreement have been inserted for convenience only and shall have no substantive effect.

          SECTION 29.     PLAN OF REORGANIZATION.

          The Company will comply for the benefit of the Holders with Section 8.04 of the POR.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                               WEI ACQUISITION CO.



                               By   ___________________________
                                    Title:

Attest:



_____________________________
Title:


                               [UNITED STATES TRUST COMPANY OF NEW
                               YORK],
                                    as Warrant Agent



                               By   ___________________________
                                    Title:


Attest:



_____________________________
Title:

TRANCHE B WARRANT TO PURCHASE COMMON STOCK VOID AFTER
5:00 P.M., NEW YORK TIME, ON JANUARY 31, 2004

[WEI ACQUISITION CO.]



          This certifies that, for value received, __________ ___________________ or registered assigns (the "Holder"), is entitled to purchase from Wherehouse Entertainment, Inc., a Delaware corporation (the "Company"), until 5:00 P.M., New York time, on January 31, 2004, or such earlier date as may be provided for pursuant to the Warrant Agreement referred to below (the "Expiration Date"), at the purchase price of $9.00 per share (the "Exercise Price"), a number of shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock") that is equal to the number of Warrants set forth above. The number of shares purchasable upon exercise of this Warrant and the Exercise Price per share are subject to adjustment from time to time as set forth in the Warrant Agreement referred to below.

          The Warrants evidenced hereby may be exercised in whole or in part by presentation of this Warrant Certificate with the Purchase Form on the reverse side hereof duly executed (with a signature guarantee if required by the Warrant Agreement) and simultaneous payment of the Exercise Price (subject to adjustment) at the office or agency of the Company maintained for that purpose in the City of New York. Initially, [United States Trust Company of New York] will act as Warrant Agent (the "Warrant Agent"). Payment of such price shall be made at the option of the holder hereof by certified or cashier's check. No fractional shares will be issued upon the exercise of rights to purchase hereunder, but the Company shall pay the cash value of any such fraction upon the exercise of one or more Warrants, all as provided in the Warrant Agreement.

          Upon any partial exercise of this Warrant Certificate, there shall be countersigned and issued to the Holder hereof a new Warrant Certificate in respect of the shares as to which this Warrant shall not have been exercised. This Warrant Certificate may be exchanged at the office of the Warrant Agent maintained for that purpose in the City of New York by surrender of this Warrant Certificate properly endorsed (with a signature guarantee if required by the Warrant Agreement), either separately or in combination with one or more other Warrant Certificates, for one or more new Warrant Certificates for the same aggregate number of shares as were evidenced by the Warrant Certificate or Warrant Certificates exchanged.

          This Warrant Certificate is transferable at the office of the Warrant Agent maintained for that purpose in the City of New York in the manner and subject to the limitations set forth in the Warrant Agreement.

          The Warrants evidenced hereby are part of a duly authorized issue of Common Stock Purchase Warrants with rights to purchase an aggregate of up to 100,000 shares of Common Stock (subject to adjustment) and are issued under and in accordance with a Warrant Agreement dated as of January 31, 1997, between the Company and the Warrant Agent and are subject to the terms and provisions contained in the Warrant Agreement, to all of which the Holder of this Warrant Certificate by acceptance hereof consents. Copies of the Warrant Agreement are on file at the above mentioned office of the Warrant Agent and may be obtained for inspection by the Holder hereof upon written request to the Warrant Agent.

          The Holder hereof may be treated by the Company, the Warrant Agent, and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding, and until such transfer on such books, the Company, the Warrant Agent and all such other persons may treat the registered holder hereof as the owner for all purposes.

          The Warrants evidenced hereby do not entitle any Holder hereof to any of the rights of a shareholder of the Company.

          This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.

          IN WITNESS WHEREOF, the Company has caused this Warrant
Certificate to be executed by its duly authorized officers and the corporate seal hereunto affixed.

Dated:                         [WEI ACQUISITION CO.]



                               By:
                                   -------------------------------
                                   Title:


                               ATTEST:
                                       ----------------------------
                                       Title:


COUNTERSIGNED:

[UNITED STATES TRUST COMPANY
OF NEW YORK]

WARRANT AGENT



By:
    --------------------------
    Title:

                  [WEI ACQUISITION CO.]

                           PURCHASE FORM


          The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant
Certificate for, and to purchase thereunder, ______ shares of Common Stock, provided for therein, and requests that certificates for such shares of Common Stock be issued in the name of:

Name:     _______________________________________________________
Address:  _______________________________________________________
_________________________________________________________________
Social Security or Taxpayer's
  Identification Number: ________________________________________

and, if said number of shares of Common Stock shall not be all the Common Stock purchasable thereunder, that a new Warrant Certificate for the balance remaining of the Common Stock purchasable under the within Warrant Certificate be registered in the name of the undersigned Warrantholder or his or her Assignee as below indicated and delivered to the address stated below.

Name of Warrantholder
  or Assignee:                 ___________________________________
Address:                       ___________________________________
Social Security or Taxpayer's
  Identification Number:       ___________________________________
Signature: ___________________

Dated:    ____________________

Signature Guaranteed:

                               NOTICE:   The above signature must
                                         correspond with the name
                                         as written upon the face
                                         of this Warrant
                                         Certificate in every
                                         particular, without
                                         alteration or enlargement
                                         or any change whatever,
                                         unless this Warrant has
                                         been assigned.

                            ASSIGNMENT

                      (To be signed only upon
                assignment of Warrant Certificate)


          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________
                  (Name of Assignee)

     __________________________________________________________

     __________________________________________________________

     __________________________________________________________

(Social Security or other Taxpayer Identification Number of Assignee) the within Warrants, hereby irrevocably constituting and appointing _______________________________________________
Attorney to transfer said Warrants on the books of the Company, with full power of substitution in the premises.

     DATED:  _____________________



                               ---------------------------------
                               Signature of Registered Holder


Signature Guaranteed:

                               NOTICE:   The signature of this
                                         assignment must
                                         correspond with the name
                                         as it appears upon the
                                         face of the within
                                         Warrant Certificate in
                                         every particular, without
                                         alteration or enlargement
                                         or any change whatever.

                        EXHIBIT G

                [TRANCHE C WARRANT AGREEMENT]


  ------------------------------------------------------------

                         WARRANT AGREEMENT

                RELATING TO THE ISSUANCE OF THE

                        TRANCHE C WARRANTS



                        WEI ACQUISITION CO.

                               and

            [UNITED STATES TRUST COMPANY OF NEW YORK]


                  Dated as of ______________ __, 1997


   --------------------------------------------------------------

                        TABLE OF CONTENTS

Sections                                                  Page(s)

SECTION 1.   Appointment of Warrant Agent. . . . . . . . . . .  1

SECTION 2.   Form of Warrants. . . . . . . . . . . . . . . . .  1
             2.1.  Form of Warrant Certificates. . . . . . . .  1
             2.2.  Countersignature of Warrant
                    Certificates . . . . . . . . . . . . . . .  2
             2.3.  Registration. . . . . . . . . . . . . . . .  2

SECTION 3.   Transfer or Exchange of Warrants. . . . . . . . .  3
             3.1.  Transfer. . . . . . . . . . . . . . . . . .  3
             3.2.  Exchange of Warrant Certificates. . . . . .  3

SECTION 4.   . . . . . . . . . . . . . . . . . . . . . . . . .  3

SECTION 5.   Mutilated or Missing Warrants . . . . . . . . . .  3

SECTION 6.   Term of Warrants; Exercise of Warrants. . . . . .  4
             6.1.  Term of Warrants. . . . . . . . . . . . . .  4
             6.2.  Exercise of Warrants. . . . . . . . . . . .  4

SECTION 7.   Disposition of Proceeds on Exercise of
             Warrants. . . . . . . . . . . . . . . . . . . . .  5

SECTION 8.   Payment of Taxes. . . . . . . . . . . . . . . . .  5

SECTION 9.   Reservation of Warrant Shares; Purchase
             and Cancellation of Warrants. . . . . . . . . . .  5

             9.1.  Reservation of Warrant Shares . . . . . . .  5
             9.2.  Governmental Approvals and
                    Listings . . . . . . . . . . . . . . . . .  6
             9.3.  Purchase of Warrants by the
                    Company. . . . . . . . . . . . . . . . . .  6
             9.4.  Cancellation of Warrants. . . . . . . . . .  6

SECTION 10.  Exercise Price. . . . . . . . . . . . . . . . . .  6

SECTION 11.  Adjustment of Exercise Price and Number
             of Warrant Shares . . . . . . . . . . . . . . . .  6

             11.1.  Adjustments. . . . . . . . . . . . . . . .  6

                    (a)  Stock Dividends, Splits,
                         etc.. . . . . . . . . . . . . . . . .  7
                    (b)  Distributions of Assets . . . . . . .  7
                    (c)  Computation of Market
                         Price . . . . . . . . . . . . . . . .  8
                    (d)  Minimum Adjustment. . . . . . . . . .  8
                    (e)  Warrant Share Adjustment. . . . . . .  9
                    (f)  Notice of Adjustment. . . . . . . . .  9
                    (g)  Definition of Common Stock. . . . . .  9
                    (h)  Company May Reduce Exercise
                         Price or Increase Number of
                         Warrant Shares Purchasable. . . . . . 10
                    (i)  Subsequently Issued
                         Warrants. . . . . . . . . . . . . . . 10
                    (j)  Number of Warrant Shares on
                         Warrant Certificates. . . . . . . . . 10
             11.2.  No Adjustment for Dividends. . . . . . . . 10
             11.3.  Preservation of Purchase Rights
                    and Adjustment of Exercise Price
                    upon Merger, Consolidation,
                    etc. . . . . . . . . . . . . . . . . . . . 10

SECTION 12.  No Rights as Stockholders; Notices to
             Warrant Holders . . . . . . . . . . . . . . . . . 12

SECTION 13.  Purchase Rights . . . . . . . . . . . . . . . . . 13

SECTION 14.  Fractional Shares of Common Stock . . . . . . . . 13

SECTION 15.  Right of Action . . . . . . . . . . . . . . . . . 13

SECTION 16.  Inspection of Warrant Agreement . . . . . . . . . 14

SECTION 17.  Merger or Consolidation or Change of
             Name of Warrant Agent . . . . . . . . . . . . . . 14

SECTION 18.  Concerning the Warrant Agent. . . . . . . . . . . 14

             18.1.  Disclaimer of Representations. . . . . . . 15
             18.2.  No Responsibility for Failure of
                    Company's Covenants. . . . . . . . . . . . 15
             18.3.  Delegation . . . . . . . . . . . . . . . . 15
             18.4.  Opinion of Counsel . . . . . . . . . . . . 15
             18.5.  Officer's Certificate. . . . . . . . . . . 15
             18.6.  Compensation and Reimbursement . . . . . . 15
             18.7.  No Action Without Assurance of
                    Reimbursement. . . . . . . . . . . . . . . 16
             18.8.  Conflicts of Interest. . . . . . . . . . . 16
             18.9.  Solely as Agent. . . . . . . . . . . . . . 16
             18.10. Reliance on Documents. . . . . . . . . . . 16
             18.11. No Representation Regarding
                    Validity, Etc. . . . . . . . . . . . . . . 17
             18.12. Instructions from Company. . . . . . . . . 17

SECTION 19.  Change of Warrant Agent . . . . . . . . . . . . . 17

SECTION 20.  Identity of Transfer Agent. . . . . . . . . . . . 18

SECTION 21.  Notices . . . . . . . . . . . . . . . . . . . . . 18

SECTION 22.  Supplements and Amendments. . . . . . . . . . . . 18

SECTION 23.  Successors. . . . . . . . . . . . . . . . . . . . 19

SECTION 24.  Merger or Consolidation of the Company. . . . . . 19

SECTION 25.  Applicable Law. . . . . . . . . . . . . . . . . . 19

SECTION 26.  Benefits of this Agreement. . . . . . . . . . . . 19

SECTION 27.  Counterparts. . . . . . . . . . . . . . . . . . . 19

SECTION 28.  Captions. . . . . . . . . . . . . . . . . . . . . 20

SECTION 29.  Plan of Reorganization. . . . . . . . . . . . . . 20


EXHIBIT A. . . . . . . . . . . . . . . . . . . . . . . . . . .A-1

PURCHASE FORM. . . . . . . . . . . . . . . . . . . . . . . . .A-4

ASSIGNMENT . . . . . . . . . . . . . . . . . . . . . . . . . .A-5

          WARRANT AGREEMENT relating to the issuance of the Tranche C Warrants, dated as of ______________ __, 1997, between [WEI ACQUISITION CO.], a Delaware corporation (the "Company"), and [UNITED STATES TRUST COMPANY OF NEW YORK], as Warrant Agent (the "Warrant Agent").

                           WITNESSETH:

          WHEREAS, pursuant to the Debtors' First Amended Chapter 11 Plan, as Revised for Technical Corrections dated October 4, 1996 (the "POR") and an Asset Purchase Agreement dated as of ____________, 1997 (the "ASSET PURCHASE AGREEMENT"), the Company will acquire substantially all of the assets of Wherehouse Entertainment, Inc., and its parent, WEI Holdings, Inc., which companies are debtors and debtors-in-possession (collectively, the "DEBTORS"), in Case No. 95-911 (HSB) (Jointly Administered) (the "BANKRUPTCY CASE") in the Bankruptcy Court for the District of Delaware (the "BANKRUPTCY COURT");

          WHEREAS, as part of the purchase price for the assets of the Debtors to be acquired by the Company, the Company proposes to issue up to 100,000 Common Stock Purchase Warrants hereinafter described (the "Warrants") to purchase its Common Stock, par value $0.01 per share (the "Common Stock"), each Warrant entitling the registered owner thereof to purchase one share of Common Stock (each share of Common Stock purchasable upon the exercise of a Warrant being referred to herein as a "WARRANT SHARE"); and

          WHEREAS, the Company wishes the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to act, in connection with the issuance, transfer, exchange and exercise of the Warrants.

          NOW, THEREFORE, in consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and the registered owners of the Warrants (the "Holders"), the Company and the Warrant Agent hereby agree as follows:

          SECTION 1.     APPOINTMENT OF WARRANT AGENT.

          The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the terms and conditions hereinafter set forth, and the Warrant Agent hereby accepts such appointment.

          SECTION 2.     FORM OF WARRANTS.

          2.1. Form of Warrant Certificates. The text of the Warrant certificate and of the form of election to purchase Warrant Shares shall be substantially as set forth in Exhibit A attached hereto. The Warrant certificates shall be appropriately printed, lithographed or engraved and may have such letters, numbers or other marks of identification as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any rule or regulation of any stock exchange on which the Warrants may be listed, or to conform to usage. The price per Warrant Share and the number of Warrant Shares issuable upon exercise of each Warrant are subject to adjustment upon the occurrence of certain events, all as hereinafter provided. The Warrant certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents under its corporate seal reproduced thereon and attested by its Secretary or an Assistant Secretary. The signature of any of such officers on the Warrant certificates may be manual or facsimile.

          Warrant certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any one of them shall have ceased to hold such offices prior to the delivery of such Warrant certifi-cates or did not hold such office on the date of this Agreement.

          Warrant certificates shall be dated as of the date of countersignature thereof by the Warrant Agent either upon initial issuance or upon exchange, substitution or transfer.

          2.2. Countersignature of Warrant Certificates. The Warrant certificates shall be manually countersigned by the Warrant Agent (or any successor to the Warrant Agent then acting as warrant agent under this Agreement) and shall not be valid for any purpose unless so countersigned. Warrant certificates may be countersigned by the Warrant Agent (or by its successor as warrant agent hereunder) and may be delivered by the Warrant Agent notwithstanding that the persons whose manual or facsimile signatures appear thereon as proper officers of the Company shall have ceased to be such officers at the time of such countersignature, issuance or delivery. The Warrant Agent shall, upon written instructions of the Chairman of the Board, the President, any Vice President or the Secretary of the Company, countersign, issue and deliver Warrant certificates entitling the Holders thereof to purchase in the aggregate Warrant Shares (subject to adjustment pursuant to Section 11 hereof) and shall countersign and deliver Warrant certificates as otherwise provided in this Agreement.

          2.3. Registration. The Warrant certificates shall be numbered and shall be registered in a register (the "Warrant Register") as they are issued. The Company and the Warrant Agent shall be entitled to treat the registered holder of any Warrant as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, notwithstanding any notice to the Company or the Warrant Agent to the contrary.

          SECTION 3.     TRANSFER OR EXCHANGE OF WARRANTS.

          3.1. Transfer. The Warrants shall be transferable only in the books of the Company maintained at the office or agency of the Warrant Agent in the City of New York upon delivery thereof duly endorsed by the Holder or by his or her duly authorized attorney or legal representative, or accompanied by proper evidence of succession, assignment or authority to transfer, which endorsement shall be guaranteed by a bank or trust company located in the United States or a broker or dealer that is a member of a national securities exchange. In all cases of transfer by an attorney, the original power of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited and remain with the Warrant Agent. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Warrant Agent in its discretion. Upon any registration of transfer, the Warrant Agent shall countersign and deliver a new Warrant certificate to the person entitled thereto.

          3.2. Exchange of Warrant Certificates. Warrant certificates may be exchanged for another certificate or certificates entitling the Holder thereof to purchase a like aggregate number of Warrant Shares as the certificate or certificates surrendered then entitle such Holder to purchase. Any Holder desiring to exchange a Warrant certificate shall make such request in writing delivered to the Warrant Agent, and shall surrender, properly endorsed in the manner described in subsection 3.1 hereof, the Warrant certificate or certificates to be so exchanged. Thereupon, the Warrant Agent shall countersign and deliver to the person entitled thereto a new Warrant certificate or certificates, as the case may be, as so requested.

          SECTION 4.  [SECTION 4 INTENTIONALLY LEFT BLANK].


          SECTION 5.     MUTILATED OR MISSING WARRANTS.

          In case any of the certificates evidencing the Warrants shall be mutilated, lost, stolen or destroyed, the Company may, in its discretion, issue and the Warrant Agent shall countersign and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant certificate, or in lieu of and substitution for the Warrant certificate lost, stolen or destroyed, a new Warrant certificate of like tenor and representing an equivalent right or interest, but only, in case of any such loss, theft or destruction, upon receipt of evidence satisfactory to the Company and the Warrant Agent thereof and an indemnity also satisfactory to them. An applicant for such substitute Warrant certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe.

          SECTION 6.     TERM OF WARRANTS; EXERCISE OF WARRANTS.

          6.1. Term of Warrants. Subject to the terms of this Agreement, each Holder shall have the right until 5:00 P.M., New York time, on ___________ __, 2004 (the seventh anniversary of the Effective Date (as defined in the POR)) (the "Expiration Date"), to purchase from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to purchase on exercise of such Warrants.

          6.2. Exercise of Warrants. Warrant Shares may be purchased upon surrender to the Company at the office or agency of the Warrant Agent in the City of New York, of the certificate or certificates evidencing the Warrants to be exercised, together with the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall, if the Warrant Shares are to be issued in the name of a person other than the Holder of the Warrant, be guaranteed by a bank or trust company located in the United States or a broker or dealer that is a member of a national securities exchange, and upon payment to the Warrant Agent for the account of the Company of the Exercise Price (as defined in and determined in accordance with the provisions of Sections 10 and 11 hereof) for the number of Warrant Shares in respect of which such Warrants are then being exercised. Payment of the aggregate Exercise Price shall be made by certified or cashier's check, or by any combination thereof.

          Subject to Section 8 hereof, upon such surrender of Warrants and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered, with all reasonable dispatch, to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrants. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price, as aforesaid; provided, however, that if such Warrants are surrendered, and the Exercise Price is paid, on a Saturday, Sunday or other day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close, or on a day when the Common Stock transfer books of the Company are closed, the certificates for the Warrant Shares in respect of which such Warrants are then exercised shall be issuable as of the next succeeding Monday, Tuesday, Wednesday, Thursday or Friday on which such banking institutions are not so authorized or obligated to close (whether before or after the Expiration Date) and which is a day on which the Common Stock transfer books of the Company are open. The rights of purchase represented by the Warrants shall be exercisable, at the election of the Holders thereof, either in full or from time to time in part and, in the event that a certificate evidencing Warrants is exercised in respect of less than all of the Warrant Shares specified therein at any time prior to the expiration of such Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued, and the Warrant Agent is hereby irrevocably authorized to countersign and to deliver the required new Warrant certificates pursuant to the provisions of this subsection and of subsection 2.2 hereof and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant certificates duly executed on behalf of the Company for such purpose.

          SECTION 7.     DISPOSITION OF PROCEEDS ON EXERCISE OF
                         WARRANTS.

          The Warrant Agent shall account promptly to the Company with respect to the Warrants exercised and concurrently pay to the Company all moneys received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

          SECTION 8.     PAYMENT OF TAXES.

          The Company will pay all documentary stamp taxes, if any, attributable to the issuance of any Warrant certificates or certificates for Warrant Shares issuable upon the exercise of Warrants; provided, however, that the Company shall not be required to pay, and the Holder shall pay, any tax or taxes that may be payable in respect of any transfer involved in the issue or delivery of any Warrant certificates or certificates for Warrant Shares in a name other than that of the registered Holder of the Warrants that were surrendered and the Company shall not be required to issue or deliver such Warrant certificates or certificates for Warrant Shares unless or until the persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          SECTION 9.     RESERVATION OF WARRANT SHARES; PURCHASE
                         AND CANCELLATION OF WARRANTS.

          9.1. Reservation of Warrant Shares. There have been reserved, and the Company shall at all times keep reserved out of its authorized Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the right of purchase represented by the outstanding Warrants. The Company covenants that all Warrant Shares will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable. Before taking any action that would cause an adjustment reducing the Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may, in the opinion of it counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock, at such adjusted Exercise Price. The Transfer Agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be requisite for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent for the Common Stock and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply such Transfer Agent with duly executed stock certificates for such purpose. Promptly after the Expiration Date, the Warrant Agent shall certify to the Company the aggregate number of Warrants then outstanding and thereafter no shares shall be subject to reservation in respect of such Warrants.

          9.2. Governmental Approvals and Listings. The Company will as promptly as practicable take all action which may be necessary to obtain and keep effective (a) any and all permits, consents and approvals of governmental agencies and authorities, and will make any and all filings under federal and state securities laws, necessary in connection with the issuance, distribution and transfer of Warrant certificates, the exercise of the Warrants, and the issuance, sale, transfer and delivery of Warrant Shares and (b) if any of the Warrant Shares have been listed on any securities exchange, the listing of the Warrant Shares on any securities exchange on which the Common Stock may be listed (it being understood that the Company has no obligation to list any Warrant Shares with any securities exchange).

          9.3. Purchase of Warrants by the Company. The Company shall have the right, except as limited by law, other agreement or herein, to purchase or otherwise acquire Warrants at such times, in such manner and for such consideration as it may deem appropriate.

          9.4. Cancellation of Warrants. In the event the Company shall purchase or otherwise acquire Warrants, the related Warrant certificates shall thereupon be delivered to the Warrant Agent and be cancelled by it and retired. The Warrant Agent shall cancel any Warrant certificate surrendered for exchange, substitution, transfer or exercise in whole or in part. Warrant certificates cancelled by the Warrant Agent pursuant to any provision of this Agreement shall be delivered to the Company or, upon the request of the Warrant Agent and with the consent of the Company, destroyed by the Warrant Agent. The Warrant Agent shall furnish to the Company written confirmation of the destruction of the Warrant certificates so cancelled.

          SECTION 10.    EXERCISE PRICE.

          The price per share at which Warrant Shares shall be purchasable upon exercise of each Warrant (the "Exercise Price") shall be $11.00, subject to adjustment pursuant to Section 11 hereof.

          SECTION 11.    ADJUSTMENT OF EXERCISE PRICE AND NUMBER
                         OF WARRANT SHARES.

          11.1. Adjustments. The number and kind of securities purchasable upon the exercise of each Warrant and the Exercise
Price shall be subject to adjustment as follows:

          (a) Stock Dividends, Splits, etc. In case the Company shall at any time after the date of this Agreement (w) pay a dividend or make a distribution on its Common Stock which is paid or made (A) in Common Stock or other shares of the Company's capital stock or (B) in rights to purchase Common Stock or other capital stock of the Company if such rights are not exercisable or separable from the Common Stock except upon the occurrence of a contingency, (x) subdivide its outstanding Common Stock into a greater number of shares of Common Stock, (y) combine its outstanding shares into a smaller number of shares of Common Stock or (z) issue by reclassification of its Common Stock other securities of the Company, then, in any such event the number of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder of each Warrant shall be entitled to receive upon exercise of such Warrant the kind and number of shares of the Company and rights to purchase Common Stock or other securities of the Company (or, in the event of the redemption of any such rights, any cash paid in respect of such redemption) that he, she or it would have owned or have been entitled to receive after the happening of any of the events described above had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph
     (a) shall become effective immediately after the opening of business on the next business day following the record date in the case of dividends or other distributions and shall become effective immediately after the opening of business on the next business day following the effective date in the case of a subdivision or combination.

          (b) Distributions of Assets. In case the Company shall at any time after the date of this Agreement distribute to all holders of its Common Stock evidences of indebtedness of the Company or assets of the Company (including cash dividends or distributions out of retained earnings other than cash dividends or distributions made on a quarterly or other periodic basis) or warrants to subscribe for securities of the Company (excluding those referred to in paragraph (a) above), then in each case the Exercise Price shall be adjusted to a price determined by multiplying the Exercise Price in effect immediately prior to such distribution by a fraction, of which the numerator shall be the then current market price per share of Common Stock (as defined in paragraph (c) below) on the record date for determination of shareholders entitled to receive such distribution, less the then fair value (as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights or warrants which are applicable to one share of Common Stock, and of which the denominator shall be such market price per share of Common Stock; provided, however, that if the then current market price per share of Common Stock on the record date for determination of shareholders entitled to receive such distribution is less than the then fair value of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights or warrants which are applicable to one share of Common Stock, the foregoing adjustment of the Exercise Price shall not be made and in lieu thereof the Holder of each Warrant shall be entitled to receive upon exercise of such Warrant in addition to the Common Stock the kind and number of assets, evidences of indebtedness, subscription rights and warrants (or, in the event of the redemption of any such evidences of indebtedness, subscription rights and warrants, any cash paid in respect of such redemption) that he or she would have owned or have been entitled to receive after the happening of such distribution had such Warrant been exercised immediately prior to the record date for such distribution. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

          (c) Computation of Market Price. For the purpose of any computation under this Agreement, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily Market Price (as defined below) per share for the 30 consecutive Trading Days (as defined below) commencing 45 Trading Days before the date in question. "Market Price" is defined as the closing sale price (or, if no closing sale price is reported, the closing bid price) for the Common Stock in the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if the Common Stock is not quoted on NASDAQ, as reported by the National Quotation Bureau Incorporated, or, if the Common Stock is not so reported, as furnished by any two members of the National Association of Securities Dealers, Inc., selected from time to time by the Company for that purpose. In the event that the Common Stock is hereafter listed for trading on one or more United States national or regional securities exchanges, Market Price shall be the closing price on the exchange or system designated by the Board of Directors of the Company as the principal United States market in which the Common Stock is traded. If Market Price cannot be established as described above, Market Price shall be the fair market value of the Common Stock as determined in good faith by the Board of Directors. "Trading Day" shall mean a Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in the City of Los Angeles and the State of California or New York, New York, are not authorized or obligated by law or executive order to close or, if the Common Stock is listed or admitted to trading on a national securities exchange, a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business.

          (d) Minimum Adjustment. No adjustment in the number of Warrant Shares purchasable hereunder or the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one per cent (1%) in the number of Warrant Shares purchasable upon the exercise of each Warrant, or the Exercise Price, as the case may be; provided, however, that any adjustments which by reason of this paragraph (d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or the nearest ten-thousandth of a share, as the case may be.

          (e) Warrant Share Adjustment. Upon each adjustment of the Exercise Price as a result of the calculations made in paragraph (a) or (b) above, each Warrant outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest ten-thousandth) obtained by (A) multiplying (x) the number of shares covered by a Warrant immediately prior to such adjustment of the Exercise Price by (y) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

          (f) Notice of Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of Warrants or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall cause the Warrant Agent promptly to mail by first class mail, postage prepaid, to each Holder of a Warrant or Warrants notice of such adjustment or adjustments and shall deliver to the Warrant Agent a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth (A) the number of Warrant Shares purchasable upon the exercise of each Warrant and the Exercise Price of such Warrant Shares after such adjustment,
     (B) a brief statement of the facts requiring such adjustment and (C) the computation by which such adjustment was made. Such certificate shall be conclusive evidence of the correctness of such adjustment. The Warrant Agent shall be entitled to rely on such certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same, from time to time, to any Holder desiring an inspection thereof during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any Holders to determine whether any facts exist that may require any adjustment of the Exercise Price or the number of Warrant Shares or other stock or property purchasable upon exercise thereof or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment.

          (g) Definition of Common Stock. For the purpose of this subsection 11.1, the term "Common Stock" shall mean
     (A) the class of stock designated as the Common Stock of the Company at the date of this Agreement or (B) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to paragraph (a) above, the Holders of a Warrant or Warrants shall become entitled to purchase any securities of the Company other than Common Stock, thereafter the number of such other securities so purchasable upon exercise of each Warrant and the Exercise Price of such securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this subsection 11.1 and the provisions of Section 6 and subsections 11.2 and 11.3, inclusive, with respect to the Warrant Shares, shall apply on like terms to any such other securities.

          (h) Company May Reduce Exercise Price or Increase Number of Warrant Shares Purchasable. The Company may, at its option, at any time during the term of the Warrants, reduce the then current Exercise Price, or increase the number of Common Shares purchasable upon exercise of each Warrant, to any amount deemed appropriate by the Board of Directors of the Company.

          (i) Subsequently Issued Warrants. All Warrants originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise
     Price, the number of shares of Common Stock purchasable from time to time hereunder upon exercise of the Warrants, all subject to further adjustment as provided herein.

          (j) Number of Warrant Shares on Warrant Certificates. Irrespective of any adjustment or change in the Exercise Price or the number of shares of Common Stock issuable upon the exercise of the Warrants, the Warrant certificates theretofore and thereafter issued may continue to express the Exercise Price per share and the number of shares which were expressed upon the initial Warrant certificates issued hereunder.

          11.2. No Adjustment for Dividends. Except as provided in subsection 11.1, no adjustment in respect of any dividends made on a quarterly or other periodic basis out of retained earnings shall be made during the term of a Warrant or upon the exercise of a Warrant.

          11.3. Preservation of Purchase Rights and Adjustment of Exercise Price upon Merger, Consolidation, etc. In case the Company shall consolidate or merge with or into any other corporation (other than a consolidation or merger in which the Company is the surviving corporation and each share of Common Stock outstanding immediately prior to such consolidation or merger is to remain outstanding immediately after such consolidation or merger and no cash, securities or other property is distributed with respect to such shares) or shall sell or transfer all or substantially all of its assets to any corporation, the Company or such successor or purchasing corporation, as the case may be (collectively, the "acquiring corporation"), shall execute with the Warrant Agent an agreement that each Holder of a Warrant shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action to purchase upon exercise of each Warrant the kind and amount of shares and other securities, cash and other property that he or she would have owned or have been entitled to receive after the happening of such consolidation, merger or sale had such Warrant been exercised immediately prior to such action (assuming that such Holder, as a holder of Common Stock prior to such action, would not have exercised any rights of election as a holder of Common Stock as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger or sale; provided, that if the kind or amount of securities, cash or other property receivable upon such consolidation, merger or sale is not the same for each non-electing share of Common Stock, then the kind and amount of securities, cash or other property receivable shall be deemed to be the kind and amount so receivable by a plurality of the non-electing shares). The Company shall mail by first-class mail, postage prepaid, to each Holder, notice of the execution of any agreement with an acquiring corporation as provided in the first sentence of this subsection 11.3. In addition to any adjustments required by this subsection 11.3, such agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 11. The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof the acquiring corporation (if other than the Company) resulting from such consolidation or merger or the acquiring corporation purchasing such assets or other appropriate corporation or entity shall assume, by written instrument executed and delivered to the Warrant Agent, the obligation to deliver to each Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to receive and the other obligations of the Company under this Agreement. The provisions of this subsection 11.3 shall similarly apply to successive consolidations, mergers, sales or conveyances. The Warrant Agent shall be under no duty or responsibility to determine the correctness of any provisions contained in any such agreement relating either to the kind or amount of shares of stock or other securities, cash or property receivable upon exercise of Warrants or with respect to the method employed and provided therein for any adjustments.

          11.4 No Adjustment for Employee Compensation and Issuances to Alvarez & Marsal, Inc. Notwithstanding anything to the contrary contained herein, no adjustment to the Exercise Price or the number of shares of Common Stock purchasable upon exercise of any Warrant shall be made in connection with the issuance by the Company of any shares of Common Stock or options to purchase Common Stock or other securities which may be convertible or exercisable into shares of Common Stock to (i) any employee of the Company as compensation for services rendered to the Company or (ii) Alvarez & Marsal, Inc. ("A&M") or any of its affiliates, in connection with the management services to be provided by A&M to the Company under that certain Management Services Agreement dated as of __________ __, 1997 between the Company and A&M.

          SECTION 12.    NO RIGHTS AS STOCKHOLDERS; NOTICES TO
                         WARRANT HOLDERS.

          (a) Nothing contained in this Agreement or in any of the Warrants shall be construed as conferring upon the Holders or their transferees the right to vote or to receive dividends or to consent or to receive notice as shareholders in respect of any meeting of shareholders for the election of directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company. If prior to the expiration of the Warrants:

               (A) the Company shall declare a dividend or other distribution on its Common Shares, other than (i) in cash as described in Section 11.2, (ii) in other shares of Common Stock, or (iii) in rights to purchase shares of Common Stock or other securities of the Company of the character described in paragraph (a) of subsection 11.1; or

               (B) the Company shall authorize the issuance to all holders of its Common Stock of rights or warrants entitling them to subscribe for or purchase any Common Stock or any other subscription rights or warrants (other than rights of the character described in paragraph (a) of subsection 11.1); or

               (C) there shall occur a reclassification of the capital stock of the Company (other than a subdivision or combination of its outstanding Common Stock); or

               (D)  the Company shall propose to effect any
     consolidation or merger into or with, or to effect any sale or other transfer requiring an adjustment pursuant to
     Section 11.3; or

               (E) the Company shall take an action ("Adjustment Action") which would cause an adjustment pursuant to Section 11 hereof of the number or kind of Common Stock (or other securities) purchasable upon the exercise of each Warrant or of the Exercise Price that would have the effect of reducing the price payable for a share of the Company's capital stock by a Holder upon exercise of a Warrant to an amount which is less than the current value of such share; or

               (F)  a voluntary or involuntary dissolution,
     liquidation or winding up of the Company shall be proposed;

then, in any such event, the Company shall cause to be mailed to the Warrant Agent and the Holders in the manner provided in
Section 21 hereof, at least 20 days prior to the applicable record or effective date hereinafter specified, a notice stating
(i) the date as of which the holders of record of Common Stock to be entitled to such dividend, distribution, rights or warrants are to be determined, or (ii) the date on which such reclassification, Adjustment Action, consolidation, merger, sale, transfer, dissolution, liquidation, or winding up is expected to become effective, and the date as of which it is expected that holders of record of Common Stock shall be entitled to exchange their shares of securities or other property, if any, deliverable upon such reclassification, Adjustment Action, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Such notice shall also state whether such transaction will result in any adjustment of the number or kind of Common Stock (or other securities) purchasable upon the exercise of a Warrant or of the Exercise Price and, if so, shall set forth the nature thereof and the date upon which it will become effective. In the event the Company gives notice to the holders of its Common Stock of the declaration or distribution of rights to purchase Common Stock or other securities of the Company of the character described in paragraph (a) of subsection 11.1, the Company will give concurrently a similar notice to the Holders in the manner provided in Section 21 hereof. The failure to give the notices required by this Section 12, or any defect therein, shall not affect the legality or validity of any such dividend, distribution, right, warrant, reclassification, Adjustment Action, dissolution, liquidation or winding up or other action, or the vote on any action authorizing the same.

          SECTION 13.    PURCHASE RIGHTS.

          If at any time or from time to time on or after the date of the Agreement, the Corporation shall give notice (a "Purchase Rights Notice") pursuant to paragraph (B) of Section 12(a) of an issuance of rights or warrants, (the "Purchase Rights") to all record holders of Common Stock, such issuance shall not result in an adjustment of the Exercise Price or the number of Warrants under Section 11 hereof, but each Holder shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if it had held the number of shares of Common Stock acquirable upon exercise of the Warrants immediately before the record date for the grant, issuance, or sale of such Purchase Rights. The Purchase Rights Notice shall describe the Purchase Rights and their availability to the Holders.

          SECTION 14.    FRACTIONAL SHARES OF COMMON STOCK.

          The Company will not issue fractions of Warrants or distribute Warrant certificates which evidence fractional Warrants. In lieu of such fractional Warrants, there shall be paid to the Holders to whom Warrant certificates representing such fractional Warrants would otherwise be issuable an amount in cash equal to the product of such fraction of a Warrant multiplied by the current market price per share of Common Stock issuable with respect to such fraction of a Warrant.

          SECTION 15.    RIGHT OF ACTION.

          All rights of action in respect of this Agreement are vested in the respective Holders of the Warrant certificates, and any Holder of any Warrant certificate, without the consent of the Warrant Agent or of the Holder of any other Warrant certificate, may, on such Holder's own behalf and for such Holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such Holder's right to exercise the Warrants evidenced by such Warrant certificate in the manner provided in such Warrant certificate and in this Agreement.

          SECTION 16.    INSPECTION OF WARRANT AGREEMENT.

          The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holders during normal business hours at its office in the City of New York for that purpose. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.

          SECTION 17.    MERGER OR CONSOLIDATION OR CHANGE OF
                         NAME OF WARRANT AGENT.

          Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the stock transfer or corporate trust business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as successor Warrant Agent under the provisions of Section 19 hereof. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement any of the Warrants shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent and deliver such Warrants so countersigned; and in case at that time any of the Warrants shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrants either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent, and in all such cases such Warrants shall have the full force provided in the Warrants and in this Agreement.

          In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrants shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignatures under its prior name and deliver Warrants so countersigned; and in case at that time any of the Warrants shall not have been countersigned, the Warrant Agent may countersign such Warrants either in its prior name or in its changed name; and in all such cases such Warrants shall have the full force provided in the Warrants and in this Agreement.

          SECTION 18.    CONCERNING THE WARRANT AGENT.

          The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the Holders of Warrants, by their acceptance thereof, shall be bound:

          18.1. Disclaimer of Representations. The statements contained herein and in the Warrants shall be taken as statements of the Company, and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrants except as herein otherwise provided.

          18.2. No Responsibility for Failure of Company's Covenants. The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrants.

          18.3. Delegation. The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents (which shall not include its employees), and the Warrant Agent shall not be answerable or accountable for any act, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from such neglect or misconduct provided reasonable care shall have been exercised in the selection and continued employment thereof.

          18.4. Opinion of Counsel. The Warrant Agent may consult at any time with legal counsel satisfactory to it, and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

          18.5. Officer's Certificate. Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President, any Vice President, the Treasurer or the Secretary of the Company and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

          18.6. Compensation and Reimbursement. The Company agrees to pay the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the performance of its duties under this Agreement, to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature reasonably incurred by the Warrant Agent in the performance of its duties under this Agreement, and agrees to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and reasonable counsel fees, for anything done or omitted by the Warrant Agent in the performance of its duties under this Agreement except as a result of the Warrant Agent's gross negligence or willful misconduct.

          18.7. No Action Without Assurance of Reimbursement. The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more Holders shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred; but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without any such security or indemnity. All rights or action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrants or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery of judgment shall be for the ratable benefit of the Holders, as their respective rights or interests may appear.

          18.8. Conflicts of Interest. The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

          18.9. Solely as Agent. The Warrant Agent shall act hereunder solely as agent, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything that it may do or refrain from doing in connection with this Agreement except for its own gross negligence or bad faith.

          18.10. Reliance on Documents. The Warrant Agent will not incur any liability or responsibility to the Company or to any Holder of any Warrant for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument reasonably believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

          18.11. No Representation Regarding Validity, Etc. The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant (except its countersignature thereof); nor shall the Warrant Agent by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Warrant Shares (or other stock) to be issued pursuant to this Agreement or any Warrant, or as to whether any Warrant Shares (or other stock) will when issued be validly issued, fully paid and nonassessable, or as to the Exercise Price or the number or amount of Warrant Shares or other securities or other property issuable upon exercise of any Warrant.

          18.12. Instructions from Company. The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, any Vice President, the Treasurer or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such Officers.

          SECTION 19.    CHANGE OF WARRANT AGENT.

          The Warrant Agent may resign and be discharged from its duties under this Agreement by giving to the Company 60 days' notice in writing. The Warrant Agent may be removed by like notice to the Warrant Agent from the Company. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of 50 days after such notice of removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by any Holder (who shall with such notice submit his Warrant for inspection by the Company), then the resigning, discharged or removed Warrant Agent or any Holder may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Any successor warrant agent, whether appointed by the Company or such court, shall be (a) a bank or trust company, in good standing, incorporated under the laws of the United States of America or any state thereof and having at the time of its appointment as warrant agent a combined capital and surplus of at least $100,000,000, as set forth in its most recent published annual report of condition or (b) an affiliate of a corporation described in clause (a) above. After appointment, the successor warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent hereunder without further act or deed; but the former Warrant Agent shall deliver and transfer to the successor warrant agent any property at the time held by it hereunder, and shall execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to file any notice provided for in this Section 19, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor warrant agent, as the case may be. In the event of such resignation or removal, the successor warrant agent shall mail, by first-class mail, postage prepaid, to each Holder, written notice of such removal or resignation and the name and address of such successor warrant agent.

          SECTION 20.    IDENTITY OF TRANSFER AGENT.

          Forthwith upon the appointment of any subsequent Transfer Agent for the Company's shares of Common Stock, or any other shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants, the Company will file with the Warrant Agent a statement setting forth the name and address of such Transfer Agent.

          SECTION 21.    NOTICES.

          Any notice pursuant to this Agreement by the Company or by the Holder of any Warrant to the Warrant Agent, or by the Warrant Agent or by the Holder of any Warrant to the Company, shall be in writing and shall be deemed to have been duly given if delivered or mailed by certified mail, return receipt requested, (a) if to the Company, to WEI Acquisition Co., 19701 Hamilton Avenue, Torrance, California 90502-1334, Attention:
[__________________] and, if to the Warrant Agent, to United States Trust Company of New York, Corporate Trust Division, 114 West 47th Street, 15th Floor, New York, NY 10036-1532;,
Attention: Louis Young]. Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in writing to the other party.

          Any notice mailed pursuant to this Agreement by the Company or the Warrant Agent to the Holders of Warrants shall be in writing and shall be deemed to have been duly given if mailed by first-class mail, postage prepaid, to such Holders at their respective addresses on the Warrant Register of the Warrant Agent.

          SECTION 22.    SUPPLEMENTS AND AMENDMENTS.

          (a) The Company and the Warrant Agent may from time to time supplement or amend this Agreement, without the approval of any Holder in order to cure any ambiguity or to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, or to make any other provisions with regard to matters or questions arising hereunder that the Company and the Warrant Agent may deem necessary or desirable and that shall not adversely affect the interests of the Holders of Warrants.

          (b) In addition to the foregoing, with the consent of Holders of Warrants entitled, upon exercise thereof, to receive not less than two-thirds of the shares of Common Stock issuable thereunder, the Company and the Warrant Agent may modify this Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the Holders of the Warrants; provided, however, that no modification of the terms (including, but not limited to the adjustments described in Section 11) upon which the Warrants are exercisable or reducing the percentage required for consent to modification of this Agreement, no acceleration of the Expiration Date and no increase in the Exercise Price may, in each case, be made without the consent of the Holder of each outstanding Warrant affected thereby.

          SECTION 23.    SUCCESSORS.

          All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

          SECTION 24.    MERGER OR CONSOLIDATION OF THE COMPANY.

          The Company will not merge or consolidate with or into any other corporation unless the corporation resulting from such merger or consolidation (if not the Company) shall expressly assume, by supplemental agreement satisfactory in form to the Warrant Agent in the exercise of its reasonable judgment and executed and delivered to the Warrant Agent, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

          SECTION 25.    APPLICABLE LAW.

          This Agreement and each Warrant issued hereunder shall be deemed to be a contract made under the internal laws of the State of New York (without preference to conflicts of law principles) and for all purposes shall be construed in accordance with the laws of said State.

          SECTION 26.    BENEFITS OF THIS AGREEMENT.

          Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent and the Holders of the Warrants any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent, and their respective successors and assigns hereunder, and the holders from time to time of the Warrants.

          SECTION 27.    COUNTERPARTS.

          This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

          SECTION 28.    CAPTIONS.

          The captions of the Sections and subsections of this Agreement have been inserted for convenience only and shall have no substantive effect.

          SECTION 29.    PLAN OF REORGANIZATION.

          The Company will comply for the benefit of the Holders with Section 8.04 of the POR.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                              WEI ACQUISITION CO.



                              By:
                                  -----------------------------
                                   Title:

Attest:



_____________________________
Title:


                              [UNITED STATES TRUST COMPANY OF NEW
                              YORK],
                              as Warrant Agent



                              By:
                                  -------------------------------
                                   Title:


Attest:



_____________________________
Title:

                          EXHIBIT A

        TRANCHE C WARRANT TO PURCHASE COMMON STOCK VOID AFTER
          5:00 P.M., NEW YORK TIME, ON JANUARY 31, 2004

                   [WEI ACQUISITION CO.]



          This certifies that, for value received, __________ ___________________ or registered assigns (the "Holder"), is entitled to purchase from Wherehouse Entertainment, Inc., a Delaware corporation (the "Company"), until 5:00 P.M., New York time, on January 31, 2004, or such earlier date as may be provided for pursuant to the Warrant Agreement referred to below (the "Expiration Date"), at the purchase price of $11.00 per share (the "Exercise Price"), a number of shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock") that is equal to the number of Warrants set forth above. The number of shares purchasable upon exercise of this Warrant and the Exercise Price per share are subject to adjustment from time to time as set forth in the Warrant Agreement referred to below.

          The Warrants evidenced hereby may be exercised in whole or in part by presentation of this Warrant Certificate with the Purchase Form on the reverse side hereof duly executed (with a signature guarantee if required by the Warrant Agreement) and simultaneous payment of the Exercise Price (subject to adjustment) at the office or agency of the Company maintained for that purpose in the City of New York. Initially, [United States Trust Company of New York] will act as Warrant Agent (the "Warrant Agent"). Payment of such price shall be made at the option of the holder hereof by certified or cashier's check. No fractional shares will be issued upon the exercise of rights to purchase hereunder, but the Company shall pay the cash value of any such fraction upon the exercise of one or more Warrants, all as provided in the Warrant Agreement.

          Upon any partial exercise of this Warrant Certificate, there shall be countersigned and issued to the Holder hereof a new Warrant Certificate in respect of the shares as to which this Warrant shall not have been exercised. This Warrant Certificate may be exchanged at the office of the Warrant Agent maintained for that purpose in the City of New York by surrender of this Warrant Certificate properly endorsed (with a signature guarantee if required by the Warrant Agreement), either separately or in combination with one or more other Warrant Certificates, for one or more new Warrant Certificates for the same aggregate number of shares as were evidenced by the Warrant Certificate or Warrant Certificates exchanged.

          This Warrant Certificate is transferable at the office of the Warrant Agent maintained for that purpose in the City of New York in the manner and subject to the limitations set forth in the Warrant Agreement.

          The Warrants evidenced hereby are part of a duly authorized issue of Common Stock Purchase Warrants with rights to purchase an aggregate of up to 100,000 shares of Common Stock (subject to adjustment) and are issued under and in accordance with a Warrant Agreement dated as of January 31, 1997, between the Company and the Warrant Agent and are subject to the terms and provisions contained in the Warrant Agreement, to all of which the Holder of this Warrant Certificate by acceptance hereof consents. Copies of the Warrant Agreement are on file at the above mentioned office of the Warrant Agent and may be obtained for inspection by the Holder hereof upon written request to the Warrant Agent.

          The Holder hereof may be treated by the Company, the Warrant Agent, and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding, and until such transfer on such books, the Company, the Warrant Agent and all such other persons may treat the registered holder hereof as the owner for all purposes.

          The Warrants evidenced hereby do not entitle any Holder hereof to any of the rights of a shareholder of the Company.

          This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.

          IN WITNESS WHEREOF, the Company has caused this Warrant
Certificate to be executed by its duly authorized officers and the corporate seal hereunto affixed.

Dated:                        [WEI ACQUISITION CO.]



                              By:
                                  ------------------------------
                                  Title:


                              ATTEST: _________________________
                                      Title:


COUNTERSIGNED:

[                           ]


WARRANT AGENT



By:
    ----------------------------
    Title:

                 [WEI ACQUISITION CO.]

                          PURCHASE FORM


          The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant
Certificate for, and to purchase thereunder, ______ shares of Common Stock, provided for therein, and requests that certificates for such shares of Common Stock be issued in the name of:

Name:     _______________________________________________________
Address:  _______________________________________________________
_________________________________________________________________
Social Security or Taxpayer's
  Identification Number: ________________________________________

and, if said number of shares of Common Stock shall not be all the Common Stock purchasable thereunder, that a new Warrant Certificate for the balance remaining of the Common Stock purchasable under the within Warrant Certificate be registered in the name of the undersigned Warrantholder or his or her Assignee as below indicated and delivered to the address stated below.

Name of Warrantholder
  or Assignee:                ___________________________________
Address:                      ___________________________________
Social Security or Taxpayer's
  Identification Number:      ___________________________________
Signature: ___________________

Dated:    ____________________

Signature Guaranteed:

                              NOTICE:   The above signature must
                                        correspond with the name
                                        as written upon the face
                                        of this Warrant
                                        Certificate in every
                                        particular, without
                                        alteration or enlargement
                                        or any change whatever,
                                        unless this Warrant has
                                        been assigned.

                           ASSIGNMENT

                     (To be signed only upon
               assignment of Warrant Certificate)


          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________
                  (Name of Assignee)

     __________________________________________________________

     __________________________________________________________

     __________________________________________________________

(Social Security or other Taxpayer Identification Number of Assignee) the within Warrants, hereby irrevocably constituting and appointing ________________________________________________
Attorney to transfer said Warrants on the books of the Company, with full power of substitution in the premises.

     DATED:  _____________________


                              ______________________________
                              Signature of Registered Holder


Signature Guaranteed:

                              NOTICE:   The signature of this
                                        assignment must
                                        correspond with the name
                                        as it appears upon the
                                        face of the within
                                        Warrant Certificate in
                                        every particular, without
                                        alteration or enlargement
                                        or any change whatever.

                            EXHIBIT H

                   TAG-ALONG RIGHTS AGREEMENT


          This Tag-Along Rights Agreement (this "AGREEMENT") is made as of ______ __, 1997 by and between Cerberus Partners, L.P., a Delaware limited partnership ("CERBERUS") on behalf of itself and its affiliates and the accounts referred to in clause
(B) of Section 1(b)(ii) below, [United States Trust Company of New York], as the warrant agent (together with its successor and assigns, the "WARRANT AGENT") under the Warrant Agreements (as defined below) and the Initial Holders (as defined below).

                            RECITALS

          WHEREAS, pursuant to the Debtors' First Amended Chapter 11 Plan, as Revised for Technical Corrections dated October 4, 1996 and Supplemental Amendments on December 2, 1996 and December 13, 1996, (the "POR"; all capitalized terms used herein without definition having the meanings given thereto in the POR), and an Asset Purchase Agreement dated as of ____________, 1997, WEI Acquisition Co., a Delaware corporation (the "COMPANY") will acquire substantially all of the assets of Wherehouse Entertainment, Inc., and its parent, WEI Holdings, Inc., which companies are debtors and debtors-in-possession in Case No. 95-911 (HSB) (Jointly Administered) in the United States Bankruptcy Court for the District of Delaware;

          WHEREAS, Cerberus and the other holders of the Senior
Lender Claims will acquire pursuant to the POR a majority of the shares of common stock, par value $0.01, of the Company (the
"COMMON STOCK");

          WHEREAS, the POR provides that the Company shall issue to the holders of the Senior Subordinated Note Claims three tranches of warrants and such warrants will be issued pursuant to
(i) that certain Warrant Agreement dated as of the date hereof (the "TRANCHE A WARRANT AGREEMENT") by and between the Company and the Warrant Agent relating to the Tranche A Warrants (the "TRANCHE A WARRANTS"), (ii) that certain Warrant Agreement dated as of the date hereof (the "TRANCHE B WARRANT AGREEMENT") by and between the Company and the Warrant Agent relating to the Tranche B Warrants (the "TRANCHE B WARRANTS") and (iii) that certain Warrant Agreement dated as of the date hereof (the "TRANCHE C WARRANT AGREEMENT"; and, together with the Tranche A Warrant Agreement and the Tranche B Warrant Agreement, the "WARRANT AGREEMENTS") by and between the Company and the Warrant Agent relating to the Tranche C Warrants (the "TRANCHE C WARRANTS"; and, together with the Tranche A Warrants and the Tranche B Warrants, the "WARRANTS");

          WHEREAS, the POR provides that this Agreement shall have been entered into by Cerberus and the Warrant Agent as a condition to the effectiveness of the POR.

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereto agree as follows:

          1.   TAG-ALONG RIGHT; NOTICES; EXERCISED SHARES;
CUTBACKS; EXPIRATION.

          (a) Tag-Along Right. Prior to the Expiration Date (as defined in Section 1(e) below), each Holder (as defined below) that executes and delivers a counterpart of this Agreement (each an "INITIAL HOLDER") shall have the right (the "TAG-ALONG RIGHT") to require Cerberus to cause any third party (the "THIRD PARTY PURCHASER") who proposes to purchase from Cerberus (or any of its affiliates or any accounts managed by Cerberus after which purchase Cerberus shall cease to have the power to exercise control of the shares of Common Stock so transferred) in one or a series of related transactions beneficial ownership to at least 750,000 shares of Common Stock acquired by Cerberus under the POR (as adjusted for any stock split, stock dividend, subdivision, reissuance, reclassification or other adjustment to the Common Stock held by Cerberus) (such sale, a "TAG-ALONG SALE") to purchase from such Initial Holder up to the number of whole Exercised Shares (as defined in Section 1(c) below and rounded to avoid fractional shares) equal to the number (the "WARRANTHOLDER'S PORTION") derived by multiplying the total number of shares of Common Stock subject to the Warrant(s) initially distributed to such Initial Holder exercising a Tag-Along Right and held by such Initial Holder prior to the Tag-Along Sale (whether through unexercised Warrants or through Exercised Shares (as defined in Section 1(c) below)) by a fraction, the numerator of which is the number of shares of Common Stock proposed to be purchased by the Third Party Purchaser in the Tag-Along Sale and the denominator of which is the sum of (x) the total number of shares of Common Stock held by Cerberus, (y) the total number of shares of Common Stock issuable upon exercise of all of the unexercised Warrants and the total number of Exercised Shares, in each case, held by all of the Initial Holders prior to the Tag-Along Sale and (z) if Alvarez & Marsal, Inc. or its affiliates (collectively, "A&M") have the right to participate in the Tag-Along Sale, the total number of shares of Common Stock issuable to A&M upon the exercise of all stock options, rights or warrants held by A&M, in each case on a fully diluted basis, assuming the exercise in full of all such Warrants, options and other rights outstanding. The purchase price for any Exercised Shares purchased from the Initial Holders pursuant to this Section 1 shall be at the same price per share and the sale shall also be made upon the same terms and conditions as such proposed transfer by Cerberus (the "TRANSFER TERMS"). As used in this Agreement, "Holder" shall mean only those holders of Senior Subordinated Note Claims (i) that are holders of Senior Subordinated Note Claims as of the date on which the Confirmation Order is entered (the "Record Date") and
(ii) that have provided evidence reasonably satisfactory to the Warrant Agent that they were holders of Senior Subordinated Note Claims as of the Record Date. No other holders of Senior Subordinated Note Claims or Warrants shall be entitled to any rights under this Agreement.

          (b) Notices; Election to Sell. (i) If a Tag-Along Sale is a negotiated sale to a non-broker-dealer Third-Party Purchaser, Cerberus shall promptly notify the Warrant Agent if Cerberus proposes to make a Tag-Along Sale giving rise to the Tag-Along Right, and shall furnish to the Warrant Agent the Transfer Terms and a copy of any written offer or agreement pertaining thereto (the "CERBERUS NOTICE"). Upon receipt of the Cerberus Notice, the Warrant Agent shall, within three (3) Business Days of the receipt of such notice from Cerberus, provide written notice to the Initial Holders (the "WARRANT AGENT NOTICE") of the proposed Tag-Along Sale setting forth the Transfer Terms, together with a letter of transmittal in the form set forth on Exhibit A attached hereto (the "LETTER OF TRANSMITTAL"). The Tag-Along Right may be exercised by an Initial Holder by delivery of a properly completed Letter of Transmittal, together with the share certificates, to the Warrant Agent within fifteen (15) Business Days following its receipt of the Warrant Agent Notice. Among other matters, the Letter of Transmittal shall state the number of Exercised Shares that the Warrantholder proposes to include in the Tag-Along Sale (not to exceed the Warrantholder's Portion). Any Tag-Along Rights held by an Initial Holder to participate in a Tag-Along Sale shall expire with respect to that Tag-Along Sale if a properly completed Letter of Transmittal, together with the requisite certificates and other documents required thereby, are not timely received by the Warrant Agent.

          (ii) Notwithstanding anything to the contrary in this Agreement, Tag-Along Sales shall be deemed not to include, and Tag-Along Rights shall not be available in connection with, any of the following transfers: (A) transfers to affiliates of Cerberus; (B) transfers to funds or accounts managed by Cerberus after which Cerberus continues to have the power to exercise control of the shares of Common Stock so transferred; and (C) sales into the market or through customary broker transactions.

          (iii)In the case of a sale of Common Stock that in the absence of clause (C) of paragraph (ii) above would constitute a Tag-Along Sale, Cerberus shall notify the Warrant Agent of the number of shares sold and the cash price received in such sale (the "CERBERUS TERMS") promptly following completion of the sale. Upon receipt of such notice, the Warrant Agent shall promptly provide written notice to the Initial Holders of the Cerberus Terms, together with a letter of transmittal (a "MARKET SALE COMMITMENT") in the form set forth in Exhibit B attached hereto. An Initial Holder may sell to Cerberus, and Cerberus shall purchase at the cash price specified in the Cerberus Terms (a "TAG-ALONG MARKET SALE"), the Warrant Holder's Portion of the Market Sale (calculated as if it were a Tag-Along Sale) if such Initial Holder delivers a properly completed Market Sale Commitment to the Warrant Agent within ten (10) Business Days after receipt by such Initial Holder of notice from Cerberus of the Cerberus Terms. Any right to cause Cerberus to purchase shares hereunder shall expire if a properly completed Market Sale Commitment, together with the requisite certificates and other documents required thereby, is not timely received by the Warrant Agent.

          (c) Exercised Shares. Notwithstanding anything to the contrary contained herein, only those Warrants that are exercised into shares of Common Stock pursuant to the terms of the Warrant Agreement under which they were issued (the "EXERCISED SHARES") prior to the Tag-Along Sale or Tag-Along Market Sale, shall be entitled to the Tag-Along Right. On or prior to the date on which the Tag-Along Sale or Tag-Along Market Sale pursuant to
Section 1(b)(i) or (iii) above, respectively, is scheduled to close, each Initial Holder that submitted a Letter of Transmittal or Market Sale Commitment, as the case may be, shall exercise that number of Warrants equal to the number of Exercised Shares (not exceeding the Warrantholder's Portion) set forth in the Letter of Transmittal or Market Sale Commitment, as the case may be (the "Noticed Shares") in accordance with the terms of the Warrant Agreement under which such Warrants were issued, such exercise to be effective upon consummation of the sale, and any such Warrants not so exercised shall be deemed exercised to the extent of the Noticed Shares for all purposes on the date of the Tag Along Sale or the Tag-Along Market Sale, as the case may be, as reduced pursuant to Section 1(d) below, as applicable, and in such event the Exercise Price shall be deducted from the purchase price and delivered to the Warrant Agent.

          (d) Cut-Backs. If the Third Party Purchaser purchases a number of shares of Common Stock that is less than the number of shares set forth in the Transfer Terms or the number of shares that all persons entitled to participate in the Tag-Along Sale propose to include in the Tag-Along Sale, the number of shares to be included in the Tag-Along Sale by the Initial Holders, Cerberus and the other parties entitled to participate in the Tag-Along Sale shall be reduced pro-rata based on the number of shares originally permitted to be included by such parties prior to such reduction. Any Exercised Shares not actually sold by an Initial Holder as a result of the application of the previous sentence shall not be deemed exercised.

          (e)  Expiration.  Each Initial Holder's rights under
Section 1 shall expire upon the earliest of (the "EXPIRATION DATE") (i) three years after the issuance of the Warrants, (ii) the completion of a public offering of the Common Stock yielding proceeds of at least $5,000,000 pursuant to a registration statement under the Securities Act of 1933, as amended, (iii) the 181st day after the listing of the Common Stock on the New York Stock Exchange or the American Stock Exchange, or the commencement of bid and ask or similar price quotations for the Common Stock on the "National Market" system of NASDAQ, and (iv) with respect to the Warrants and Exercised Shares so transferred, upon the sale, disposition, grant or other transfer of a Warrant or Exercised Share.

          2. NON-TRANSFERABLE. The Tag-Along Right granted to an Initial Holder under this Agreement shall not be transferrable by the Initial Holder and the Warrant Agent shall not recognize or give effect to any such transfer.

          3.   GENERAL.

          (a) Amendment. No modification or amendment of, or waiver under, this Agreement shall be valid unless in writing and signed by each of the parties hereto.

          (b) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California without regard to conflict of law principles.

          (c) Severability. If any term, provision, covenant or restriction herein is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby.

          (d) Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered personally or sent by overnight courier express service or two days after having been deposited in the United States mail, registered or certified, return receipt requested, postage prepaid, addressed as follows:

          (1)  If to the Warrant Agent, to:

               [United States Trust Company of New York
                 Corporate Trust Division
               114 West 47th Street, 15th Floor
               New York, NY  10036-1532
               Attention:  Louis Young]

          (2)  If to the Company, to:

               19701 Hamilton Avenue
               Torrance, California  90502-1334
               Attention:  __________________

               with a copy to:

               O'Melveny & Myers LLP
               400 South Hope Street
               Los Angeles, California  90071
               Attention:     Ben H. Logan, Esq. and
                              C. James Levin Esq.

               and a copy to:

               Cerberus Partners, L.P.
               950 Third Avenue
               New York, New York  10022
               Attention:  Robert Davenport

          (3) If to the Initial Holders, to the address set forth in the register maintained by the Warrant
               Agent

or to such other address or addresses as each of the parties hereto (except the Initial Holders) may communicate in writing to the other. Written notice given by any other method shall be deemed effective only when actually received by the party to whom given.

          (e) Entire Agreement. This Agreement contains the entire understanding of the parties hereto respecting the subject matter hereof and supersedes all prior discussions and understandings.

          (f) Assignment. This Agreement may not be assigned by the Initial Holders.

          (g) Counterparts. This Agreement may be signed in counterparts and each such counterpart shall be deemed to be an original and all such counterparts shall be deemed to be one and the same instrument.

          (h) Non-Signing Holders. This Agreement shall be effective with respect to each Initial Holder irrespective of whether there are other holders of Senior Subordinated Note Claims who were eligible to become an Initial Holder with rights under this Agreement, but failed to execute this Agreement or failed to provide evidence to the Warrant Agent that they were holders of Senior Subordinated Note Claims as of the Record Date. Any holder of a Senior Subordinated Note Claim who fails to execute this Agreement by the date that is two-months from the Effective Date (the "INITIAL HOLDER DEADLINE") shall not be entitled to any Tag-Along Rights or other rights under this Agreement irrespective of whether such holder would otherwise have qualified as an Initial Holder. Warrant Agent shall use its commercially reasonable best efforts to identify the parties entitled to become an Initial Holder hereunder prior to the Initial Holder Deadline, but shall not have any obligation to identify such parties after the Initial Holder Deadline.

          [remainder of page intentionally left blank]

          IN WITNESS THEREOF, the parties have executed this Agreement as of the day and year first above written.


                                   CERBERUS PARTNERS, L.P.


                                   By:___________________
                                   Name:_________________
                                   Its:  General Partner


                                   [UNITED STATES TRUST COMPANY
                                   OF NEW YORK]


                                   By:___________________
                                   Name:_________________
                                   Its: _________________


                                   INITIAL HOLDERS


                                   _____________________

                                   _____________________

                                   _____________________

                                   _____________________

                                   _____________________

                                   _____________________

                                   _____________________

                                   _____________________

                                   _____________________

                                   _____________________

                             Exhibit A

           [Form of Letter of Transmittal for Tag-Along Sale]


                      [WEI Acquisition Co.]
                     19701 Hamilton Avenue
                   Torrance, CA  90502-1334


                     LETTER OF TRANSMITTAL


             To be completed and returned to exercise your
                      tag-along rights under the

                      Tag-Along Rights Agreement
                    Dated as of _________ __, 1997
                     Among Cerberus Partners, L.P.,
               [United States Trust Company of New York],
         as the Warrant Agent, and the Initial Holders Party Thereto

             This Letter of Transmittal should be returned to

                [United States Trust Company of New York
                    Corporate Trust Division
                 114 West 47th Street, 15th Floor
                 New York, N.Y.  10036-1532]


                                                  ________ __, 199_

[Name and address of Initial Holder]



          Reference is hereby made to the Tag-Along Rights Agreement dated as of ________ __, 1997 among Cerberus Partners, L.P. ("Cerberus"), [United States Trust Company of New York], as the Warrant Agent (the "Warrant Agent") and the Initial Holders party thereto (the "Tag-Along Agreement"). Capitalized terms used in this Letter of Transmittal (this "Letter") but not herein defined have the meanings given to them in the Tag-Along Agreement.

          Pursuant to the provisions of the Tag-Along Agreement, you are entitled to sell all or a portion of your shares of Common Stock not exceeding your Warrantholder's Portion in connection with a Tag-Along Sale. Section 1(a) of the Tag-Along Agreement defines Warrantholder's Portion to mean that number of whole Exercised Shares (rounded to avoid fractional shares) equal to the number derived by multiplying the total number of shares of Common Stock subject to the Warrant(s) initially distributed to an Initial Holder exercising a Tag-Along Right and held by such Initial Holder prior to the Tag-Along Sale (whether through unexercised Warrants or through Exercised Shares) by a fraction, the numerator of which is the number of shares of Common Stock proposed to be purchased by the Third Party Purchaser in the Tag-Along Sale and the denominator of which is the sum of (x) the total number of shares of Common Stock held by Cerberus, (y) the total number of shares of Common Stock issuable upon exercise of all of the unexercised Warrants and the total number of Exercised Shares, in each case, held by all of the Initial Holders prior to the Tag-Along Sale and (z) if Alvarez & Marsal, Inc. or its affiliates (collectively, "A&M") have the right to participate in the Tag-Along Sale, the total number of shares of Common Stock issuable to A&M upon the exercise of all stock options, rights or warrants held by A&M, in each case on a fully diluted basis, assuming the exercise in full of all such Warrants, options and other rights outstanding. A&M does [not] have the right to participate in the Tag-Along Sale.

          Please indicate below your Warrantholder's Portion and the number of Exercised Shares (not exceeding your Warrantholder's Portion) you wish to sell in the Tag-Along Sale.

          1. The total number of fully diluted shares of Common Stock subject to the Warrants initially distributed to the Initial Holder and currently held by the Initial Holder is:___________.

          2. The number of shares of Common Stock proposed to be purchased by the Third Party Purchaser is: _______________.

          3. The total number of fully diluted shares of Common Stock held by Cerberus is _________________.

          4. The total number of fully diluted shares of Common Stock issuable upon exercise of all of the unexercised Warrants and the total number of Exercised Shares, in each case, currently held by all of the Initial Holders is:__________________.

          [5. The number of fully diluted shares of Common Stock issuable to A&M upon the exercise of all stock options, rights or warrants held by A&M is ____________.]

          6. The Warrantholder's Portion of the Initial Holder (1 multiplied by quotient of 2 divided by the sum of 3+4+[5]), rounded to avoid fractional shares is: _________________.

          7. The number of Exercised Shares Initial Holder proposes to include in the Tag-Along Sale (not exceeding the Warrantholder's Portion) is:______________________.

          Only shares received upon exercise of Warrants prior to the Tag-Along Sale may be sold in the Tag-Along Sale. You will not have the right to participate in the Tag-Along Sale, however, unless and until you have completed this Letter of Transmittal, including the Substitute W-9, and returned it to the Warrant Agent. The Warrant Agent is [United States Trust Company of New York], and its address is set forth on the first page of this Letter of Transmittal.

          In order to participate in the Tag-Along Sale, you must supply the information requested in this Letter and return the completed Letter, with any other documents that may be required and return all Warrant certificates and/or share certificates, to the Warrant Agent by 5:00 p.m. New York time on _____________, 199__.

                 DESCRIPTION OF SHARES TO BE SOLD




 Name(s) and Address(es) of Registered Holder(s)            Certificate(s)
Tendered
(Please fill in exactly as name(s) appear(s) on             (Attach signed
list if
                certificate(s))                                  necessary)

                                                        Number of Shares
Number of
                              Certificate                Represented by
Shares To
                              (Number(s))                Certificate(s)
Be Sold<F1>

__Warrants__



__Shares__

                            Total Shares To Be Sold


Indicate in this box the order (by certificate number) in which Shares are to be purchased in the event of proration.<F2> (Attach additional signed list if necessary.)  See Instruction 1.

1st:             ; 2nd:           ; 3rd:            ; 4th:              ; 5th:




<F1>    If you desire to sell fewer than all Exercised Shares evidenced by any certificates listed above, please indicate in this column the number of Exercised Shares you wish to sell. Otherwise, all Exercised Shares evidenced by such certificates will be deemed to have been requested to be included in the Tag-Along Sale. See Instruction 2.

<F2>   If you do not designate an order, then in the event less than all
       Shares tendered are purchased due to proration, Shares will be selected for purchase by the Warrant Agent.


          The Instructions regarding the completion of this Letter of Transmittal, printed below, must be followed in their entirety. Questions or requests for assistance or for additional copies of this Letter of Transmittal may be directed to the Warrant Agent at [insert phone number].

          If you intend to exercise your Warrants into Exercised Shares for inclusion in the Tag-Along Sale, you must include with this Letter the documents required to exercise your Warrants pursuant to the Warrant Agreement under which your Warrants were issued. The exercise price of the Warrants which are exercised into Exercised Shares and sold in the Tag-Along Sale will be deducted from the proceeds of the Tag-Along Sale attributable to such Exercised Shares. Warrants will only be deemed exercised to the extent that Exercised Shares are actually sold in the Tag-Along Sale.

          THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL IS AT
YOUR
ELECTION AND YOUR SOLE RISK.  IF DELIVERY IS BY MAIL, REGISTERED
MAIL WITH
RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.
THIS LETTER OF
TRANSMITTAL SHOULD NOT BE SENT TO ANYONE OTHER THAN THE
WARRANT AGENT.


                            PLEASE READ THE ACCOMPANYING INSTRUCTIONS
CAREFULLY
                                     BEFORE COMPLETING THE BOXES BELOW

          The undersigned hereby acknowledges that the undersigned has received and reviewed, among other things, the Tag-Along Agreement, the Warrant Agreement under which the undersigned's Warrants were issued and this Letter of Transmittal, which together constitute the terms and conditions of the rights of the Initial Holders to participate in any Tag-Along Sale.

          The undersigned hereby tenders to Cerberus for inclusion in the Tag-
Along Sale to _______________ (the "Purchaser"), the above-described Warrants and/or shares of the Company's Common Stock, par value $0.01 per share (the
"Shares"), at the price per Share indicated in the Transfer Terms (the
"Purchase Price"), upon the terms and subject to the conditions set forth in the Tag-Along Agreement, and in this Letter of Transmittal.

          The undersigned hereby irrevocably sells, assigns and transfers to or upon the order of the Cerberus for inclusion in the Tag-Along Sale to the Purchaser all right, title and interest in and to all Shares and irrevocably constitutes and appoints the Warrant Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

          (a) deliver certificates for Shares or transfer ownership of such Shares on the account books maintained by [WEI Acquisition Co.] (the
"Company"), together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Cerberus for inclusion in the Tag-Along Sale to the Purchaser, upon receipt by the Warrant Agent, as the undersigned's agent, of the Purchase Price with respect to such Shares;

          (b) present certificates for such Shares for cancellation and transfer on the books of the Company; and

          (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Tag-Along Sale.

          The undersigned hereby represents and warrants to the Company, Cerberus and the Purchaser that:

         (a) the undersigned understands that sales of Shares pursuant to the procedures described in Section 1 of the Tag-Along Agreement and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Tag-Along Sale;

          (b) when and to the extent the Purchaser accepts the Shares for purchase, the Purchaser will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

          (c) on request, the undersigned will execute and deliver any additional documents the Warrant Agent, Cerberus or the Purchaser deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

          (d) the undersigned has read, understands and agrees with, all of the terms of the Tag Along Sale.

          The undersigned understands that acceptance of Shares by the Purchaser for payment will constitute a binding agreement between the undersigned, Cerberus and the Purchaser upon the terms and subject to the conditions of the Tag Along Agreement and this Letter of Transmittal.

          Subject to the Instructions, the check for the aggregate Purchase
Price less the exercise price of the Warrants for such of the tendered Shares as are purchased will be issued to the order of the undersigned and mailed to the address indicated above.

          All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.




         IMPORTANT:  ALL INITIAL HOLDERS MUST COMPLETE


             INITIAL HOLDER SHOULD SIGN HERE
         AND COMPLETE SUBSTITUTE FORM W-9 BELOW

       ...............................................

                  ............................
                    Signature(s) of Owner(s)

Tax Identification or Social Security Number ....................


Dated: ...................................................., 199__


               [Must be signed by the Holder(s)
        exactly as name(s) appear(s) on this Letter.]

If signature is by trustees, executors, administrators, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary capacity, please provide the following information; otherwise, leave blank. See instruction 3.


Name(s)  ........................................................
 .................................................................
                     (Please Type or Print)

Capacity (Full Title) ...........................................

Address .........................................................

 .................................................................
                     (Include Zip Code)

Area Code and Tel. No............................................

Tax Identification or Social Security Number ....................



                     ALL INITIAL HOLDERS MUST COMPLETE THIS
                            SUBSTITUTE FORM W-9 BELOW:
               NO DISTRIBUTIONS WILL BE MADE TO INITIAL HOLDERS
                       WHO DO NOT COMPLETE THIS BOX.




                          SEE INSTRUCTION 6.

     PAYOR'S NAME:  _____[Insert Name]___________________

SUBSTITUTE     Part 1-PLEASE PROVIDE YOUR TIN IN THE       Social Security
Number
               BOX AT RIGHT AND CERTIFY BY SIGNING
               AND DATING BELOW                            OR_________________
                                                           Employer
Identification Number

FORM W-9
Department of the Treasury      Part 2-Check the box if you are NOT subject to
backup
Internal Revenue Service        withholding under the provisions of Section
                                3406(a)(1)(C) of the Internal Revenue Code
because
                                (1) you have not been notified that you are
subject
                                to backup withholding as a result of failure
to report
                                all interest or dividends or (2) the Internal
Revenue
                                Service has notified you that you are no
longer
                                subject to backup withholding.

       [ ]


Payor's Request for Taxpayer    CERTIFICATION-UNDER THE PENALTIES OF
PERJURY,        Part 3-
Identification Number ("TIN")   I CERTIFY THAT THE INFORMATION PROVIDED
ON THIS
                                FORM IS TRUE, CORRECT AND COMPLETE.

                                SIGNATURE______________  Date________________,
199__
Awaiting

        TIN

                                                                           [ ]
NOTE:     FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN
          BACKUP WITHHOLDING OF 20 PERCENT OF ANY PAYMENTS MADE
          TO YOU PURSUANT TO THE TAG-ALONG AGREEMENT.  PLEASE
REVIEW
          THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER
          IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR
ADDITIONAL
          DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
CHECKED
          THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

     CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within sixty (60) days, 20 percent of all payments made to me thereafter will be withheld until I provide a number.

Signature________________________________    Date____________________,199_

              INSTRUCTIONS FOR COMPLETING THIS LETTER:


     1. Inadequate Space. If the space provided in the box captioned "Description of Shares To Be Sold" is inadequate, the certificate numbers and/or number of Shares or Warrants should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     2. Partial Tenders, Cut-Backs and Unpurchased Shares. If fewer than all of the Shares evidenced by any certificate for Warrants or Shares are to be sold, fill in the number of Shares which are to be sold in the column entitled "Number of Shares To Be Sold" in the box captioned "Description of Shares To Be Sold." In such case, and if less than all shares of Common Stock proposed to be sold in the Tag-Along Sale by an Initial Holder are sold pursuant to Section 1(d) of the Tag-Along Agreement, if any Shares to be sold are purchased, a new Warrant or Share certificate, as applicable, for the remainder of the Shares (including any Shares not purchased) evidenced by the old certificate(s) will be issued and sent to the Initial Holders, as soon as practicable after the Tag-Along Sale. Unless otherwise indicated, all Shares represented by the certificates listed and delivered to the Warrant Agent (up to the Warrantholder's Portion) will be deemed to have been requested to be included in the Tag-Along Sale.

     3. Completion and Delivery of Letter of Transmittal, including Substitute Form W-9. This Letter of Transmittal must be completed and signed in accordance with Instruction 4 below. Substitute Form W-9, which is included within this Letter, must be completed and signed in accordance with Instruction 6 below. This Letter of Transmittal, including the Substitute Form W-9, must be delivered to the Warrant Agent, not to the Company or Cerberus. The method of delivery of the Letter of Transmittal is at your election and your sole risk, and delivery will be deemed made only when actually received by the Warrant Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. This letter should be sent only to the Warrant Agent named above.

     4. Signatures on Letter of Transmittal. This Letter of Transmittal should be signed by the Initial Holder to whom it is addressed.

          If this Letter of Transmittal or other required documents are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, should supply the required additional information in the signature box, and should submit proper evidence satisfactory to Cerberus and the Warrant Agent of such persons' authority so to act together with this Letter of Transmittal.

     5. Irregularities. All questions as to the validity, form, eligibility and acceptance of any delivery will be determined by Cerberus in its sole discretion, and Cerberus' determination will be final and binding. Cerberus reserves the absolute right to reject any or all deliveries (i) determined by Cerberus not to be in appropriate form or (ii) the acceptance of which, may, in the opinion of counsel, be unlawful. Cerberus reserves the absolute right to waive any defect or irregularity in deliveries with regard to any particular holder(s). Unless waived, any defects or irregularities in connection with deliveries must be cured prior to any distribution by the Warrant Agent. Neither Cerberus nor any other person shall be under any duty to give notice of any defects or irregularities in deliveries, nor shall Cerberus or any person incur any liability for failure to give any such notice. Deliveries will not be deemed to have been made until all defects and irregularities have been cured or waived.

     6. Substitute Form W-9 and Backup Withholding Tax. You must supply your Taxpayer Identification Number ("TIN") on Substitute Form W-9 and sign and date such form before you may participate in any Tag-Along Sale pursuant to the Tag-Along Agreement. YOUR TIN IS EITHER YOUR SOCIAL SECURITY
NUMBER
(FOR AN INDIVIDUAL) OR YOUR EMPLOYER IDENTIFICATION NUMBER (FOR
ALL OTHER
ENTITIES, E.G., CORPORATIONS). In the alternative, you may establish a basis for exemption from federal income tax backup withholding. If the Warrant Agent is not provided with the correct TIN or an adequate basis for exemption, you will not be entitled to participate in the Tag-Along Sale under the Tag-Along Agreement.

          In completing Substitute Form W-9, you must either (i) complete the Substitute Form W-9 below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that you are awaiting a TIN) and that either (a) you have not been notified by the IRS that you are subject to backup withholding as a result of failure to report all interest or dividends, or (b) the IRS has notified you that you are no longer subject to backup withholding; or in the alternative (ii) you must provide an adequate basis for exemption.

          The TIN that must be reported in this Substitute Form W-9 is either the Social Security Number or the Employer Identification Number of the record Initial Holder. If the Series [A][B][C] Warrants are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, below on page G-1, for additional guidance on which number to report.

     7. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Tag-Along Agreement, the Series [A][B][C] Warrant Agreement or this Letter of Transmittal may be directed to the Warrant Agent at [insert phone number].

        GUIDELINES FOR CERTIFICATION OF TAXPAYER
      IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

       Social Security Numbers have nine digits separated by two hyphens, i.e. 000-00-000. Employer Identification Numbers have nine digits separated by only one hyphen, i.e. 00-0000000. The table below will help determine the number to give the payor:


For this type of Holder                 Give the name and SOCIAL SECURITY
                                               number of

1.  IndividualThe individual

2.  Two or more individuals             The actual owner of the account or,
    (joint account)                     if combined funds, the first
                                        individual on the account<F1>

3.  Custodian account of a minor        The minor<F2>
    (Uniform Gift to Minor Act)

4.  a.  The visual revocable savings    The grantor trustee<F1>
        trust (grantor is also trustee)

    b.  The so-called trust account     The actual owner<F1>
        that is not a legal or valid
        trust under state law

5.  Sole proprietorship                 The owner<F3>

       For this type of account             Give the name and
                                         EMPLOYER IDENTIFICATION
                                                number of
6.  A valid trust, estate or
    pension trust                       The legal entity (do not furnish
                                        the identification number of
                                        the personal representative or
                                        trustee unless the legal entity
                                        itself is not designated in the
                                        account title)<F4>

7.  Corporation                         The corporation

8.  Association, club, religious,       The organization
    charitable, educational or
    other tax-exempt organization

9.  PartnershipThe partnership

10. A broker or registered nominee      The broker or nominee

11. Account with the Department of      The public entity
    Agriculture in the name of a
    public entity (such as a state
    or local government, school
    district, or prison) that receives
    agricultural program payments


<F1>   List first and circle the name of the person whose number you furnish.
<F2>   Circle the minor's name and furnish the minor's Social Security Number.
<F3>   Show the name of the owner.
<F4>   List first and circle the name of the legal trust, estate or pension trust.

Note:

   If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

                        Exhibit B

   [Form of Letter of Transmittal for Tag-Along Market Sale]


                  [WEI Acquisition Co.]
                  19701 Hamilton Avenue
                 Torrance, CA  90502-1334


                   LETTER OF TRANSMITTAL


           To be completed and returned to exercise your market sale tag-along rights under the

                    Tag-Along Rights Agreement
                 Dated as of _________ __, 1997
                 Among Cerberus Partners, L.P.,
           [United States Trust Company of New York], as the Warrant Agent, and the Initial Holders Party Thereto

           This Letter of Transmittal should be returned to

               [United States Trust Company of New York
                      Corporate Trust Division
                  114 West 47th Street, 15th Floor
                     New York, N.Y.  10036-1532]


                                              ________ __, 199_

[Name and address of Initial Holder]


          Reference is hereby made to the Tag-Along Rights Agreement dated as of ________ __, 1997 among Cerberus Partners, L.P. ("Cerberus"), [United States Trust Company of New York], as the Warrant Agent (the "Warrant Agent") and the Initial Holders party thereto (the "Tag-Along Agreement"). Capitalized terms used in this Letter of Transmittal (this "Letter") but not herein defined have the meanings given to them in the Tag-Along Agreement.

          Pursuant to the provisions of the Tag-Along Agreement, you are entitled to sell to Cerberus all or a portion of your shares of Common Stock not exceeding your Warrantholder's Portion in connection with a Tag-Along Market Sale. Section 1(a) of the Tag-Along Agreement defines Warrantholder's Portion to mean that number of whole Exercised Shares (rounded to avoid fractional shares) equal to the number derived by multiplying the total number of shares of Common Stock subject to the Warrant(s) initially distributed to an Initial Holder exercising a Tag-Along Right and held by such Initial Holder prior to the Tag-Along Market Sale (whether through unexercised Warrants or through Exercised Shares) by a fraction, the numerator of which is the number of shares of Common Stock purchased by the Third Party Purchaser and the denominator of which is the sum of (x) the total number of shares of Common Stock held by Cerberus, (y) the total number of shares of Common Stock issuable upon exercise of all of the unexercised Warrants and the total number of Exercised Shares, in each case, held by all of the Initial Holders prior to the Tag-Along Market Sale and (z) if Alvarez & Marsal, Inc. or its affiliates (collectively, "A&M") have the right to participate in the Tag-Along Market Sale, the total number of shares of Common Stock issuable to A&M upon the exercise of all stock options, rights or warrants held by A&M, in each case on a fully diluted basis, assuming the exercise in full of all such Warrants, options and other rights outstanding. A&M does [not] have the right to participate in the Tag-Along Market Sale.

          Please indicate below your Warrantholder's Portion and the number of Exercised Shares (not exceeding your Warrantholder's Portion) you wish to sell in the Tag-Along Market Sale.

          1. The total number of fully diluted shares of Common Stock subject to the Warrants initially distributed to the Initial Holder and currently held by the Initial Holder is:___________.

          2. The number of shares of Common Stock purchased by the Third Party Purchaser is: _______________.

          3. The total number of fully diluted shares of Common Stock held by Cerberus is _________________.

          4. The total number of fully diluted shares of Common Stock issuable upon exercise of all of the unexercised Warrants and the total number of Exercised Shares, in each case, currently held by all of the Initial Holders is:________________.

          [5. The number of fully diluted shares of Common Stock issuable to A&M upon the exercise of all stock options, rights or warrants held by A&M is ____________.]

          6. The Warrantholder's Portion of the Initial Holder (1 multiplied by quotient of 2 divided by the sum of 3+4+[5]), rounded to avoid fractional shares is:_________________.

          7. The number of Exercised Shares Initial Holder proposes to include in the Tag-Along Market Sale (not exceeding the Warrantholder's Portion) is:______________________.

          Only shares received upon exercise of Warrants prior to the Tag-Along Market Sale may be sold in the Tag-Along Market Sale. You will not have the right to participate in the Tag-Along Market Sale, however, unless and until you have completed this Letter of Transmittal, including the Substitute W-9, and returned it to the Warrant Agent. The Warrant Agent is [United States Trust Company of New York], and its address is set forth on the first page of this Letter of Transmittal.

          In order to participate in the Tag-Along Market Sale, you must supply the information requested in this Letter and return the completed Letter, with any other documents that may be required and return all Warrant certificates and/or share certificates, to the Warrant Agent by 5:00 p.m. New York time on _____________, 199__.


                     DESCRIPTION OF SHARES TO BE SOLD
  Name(s) and Address(es) of Registered                  Certificate(s)
Tendered
 Holder(s) (Please fill in exactly as name(s)         (Attach signed list if
necessary)
       appear(s) on certificate(s))


                                          Certificate        Number of Shares
Number of
                                          (Number(s))        Represented by
Shares To
                                                             Certificate(s)
Be Sold<F1>
__Warrants__




__Shares__




                                          Total Shares To Be Sold




<F1>   If you desire to sell fewer than all Exercised Shares
       evidenced by any certificates listed above, please indicate in this column the number of Exercised Shares you wish to sell. Otherwise, all Exercised Shares evidenced by such certificates will be deemed to have been requested to be included in the Tag-Along Market Sale. See Instruction 2.

          The Instructions regarding the completion of this Letter of Transmittal, printed below, must be followed in their entirety. Questions or requests for assistance or for additional copies of this Letter of Transmittal may be directed to the Warrant Agent at [insert phone number].

          If you intend to exercise your Warrants into Exercised Shares for inclusion in the Tag-Along Market Sale, you must include with this Letter the documents required to exercise your Warrants pursuant to the Warrant Agreement under which your Warrants were issued. The exercise price of the Warrants which are exercised into Exercised Shares and sold in the Tag-Along Market Sale will be deducted from the proceeds of the Tag-Along Market Sale attributable to such Exercised Shares. Warrants will only be deemed exercised to the extent that Exercised Shares are actually sold in the Tag-Along Market Sale.

          THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL IS AT
YOUR
ELECTION AND YOUR SOLE RISK.  IF DELIVERY IS BY MAIL, REGISTERED
MAIL WITH
RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.
THIS LETTER OF
TRANSMITTAL SHOULD NOT BE SENT TO ANYONE OTHER THAN THE
WARRANT AGENT.


    PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
          BEFORE COMPLETING THE BOXES BELOW

          The undersigned hereby acknowledges that the undersigned has received and reviewed, among other things, the Tag-Along Agreement, the Warrant Agreement under which the undersigned's Warrants were issued and this Letter of Transmittal, which together constitute the terms and conditions of the rights of the Initial Holders to participate in any Tag-Along Market Sale.

          The undersigned hereby tenders to Cerberus, the above-described Warrants and/or shares of the Company's Common Stock, par value $0.01 per share (the "Shares"), at the price per Share indicated in the Transfer Terms (the "Purchase Price"), upon the terms and subject to the conditions set forth in the Tag-Along Agreement, and in this Letter of Transmittal.

          The undersigned hereby irrevocably sells, assigns and transfers to or upon the order of the Cerberus all right, title and interest in and to all Shares and irrevocably constitutes and appoints the Warrant Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

          (a) deliver certificates for Shares or transfer ownership of such Shares on the account books maintained by [WEI Acquisition Co.] (the "Company"), together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Cerberus, upon receipt by the Warrant Agent, as the undersigned's agent, of the Purchase Price with respect to such Shares;

          (b) present certificates for such Shares for cancellation and transfer on the books of the Company; and

          (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Tag-Along Market Sale.

          The undersigned hereby represents and warrants to the Company and Cerberus that:

          (a) the undersigned understands that sales of Shares pursuant to the procedures described in Section 1 of the Tag-Along Agreement and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Tag-Along Market Sale;

          (b) when and to the extent Cerberus accepts the Shares for purchase, Cerberus will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

          (c) on request, the undersigned will execute and deliver any additional documents the Warrant Agent or Cerberus deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

          (d) the undersigned has read, understands and agrees with, all of the terms of the Tag Along Market Sale.

          The undersigned understands that acceptance of Shares by Cerberus for payment will constitute a binding agreement between the undersigned and Cerberus upon the terms and subject to the conditions of the Tag Along Agreement and this Letter of Transmittal.

          Subject to the Instructions, the check for the aggregate Purchase Price less the exercise price of the Warrants for such of the tendered Shares as are purchased will be issued to the order of the undersigned and mailed to the address indicated above.

          All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

          IMPORTANT:  ALL INITIAL HOLDERS MUST COMPLETE



             INITIAL HOLDER SHOULD SIGN HERE
         AND COMPLETE SUBSTITUTE FORM W-9 BELOW


 ..........................................................

 ..........................................................
             Signature(s) of Owner(s)


Tax Identification or Social Security Number..............

Dated: ............................................, 199__


       [Must be signed by the Holder(s) exactly as name(s) appear(s) on this Letter.]

If signature is by trustees, executors, administrators, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary capacity, please provide the following information; otherwise, leave blank. See instruction 3.


Name(s) ....................................................

 ............................................................
              (Please Type or Print)

Capacity (Full Title) ......................................

Address ....................................................
 ............................................................
                (Include Zip Code)

Area Code and Tel. No.......................................

Tax Identification or Social Security Number................

          ALL INITIAL HOLDERS MUST COMPLETE THIS
                 SUBSTITUTE FORM W-9 BELOW:
    NO DISTRIBUTIONS WILL BE MADE TO INITIAL HOLDERS WHO DO NOT
                    COMPLETE THIS BOX.


                    SEE INSTRUCTION 6.

       PAYOR'S NAME:  _____[Insert Name]___________________



SUBSTITUTE  Part 1-PLEASE PROVIDE YOUR TIN IN         Social Security Number
            THE BOX AT RIGHT AND CERTIFY BY           OR_________________
            SIGNING AND DATING BELOW                  Employer Identification
Number




FORM W-9                        Part 2-Check the box if you are NOT subject to
backup
withholding
Department of the Treasury      under the provisions of Section 3406(a)(1)(C)
of the
Internal
Internal Revenue Service        Revenue Code because (1) you have not been
notified that
you are
                                subject to backup withholding as a result of
failure to report all
                                interest or dividends or (2) the Internal
Revenue Service has
                                notified you that you are no longer subject to
backup withholding.


         [ ]



Payor's Request for Taxpayer    CERTIFICATION-UNDER THE PENALTIES OF
PERJURY, I CERTIFY THAT THE    Part 3-
Identification Number ("TIN")   INFORMATION PROVIDED ON THIS FORM IS TRUE,
CORRECT AND COMPLETE.

                                SIGNATURE______________________
Date_____________________,         Awaiting
                                                                199_
      TIN

      [ ]

NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN
BACKUP
       WITHHOLDING OF 20 PERCENT OF ANY PAYMENTS MADE TO YOU
PURSUANT
       TO THE TAG-ALONG AGREEMENT. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER
       ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
THE
       BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
(b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within sixty (60) days, 20 percent of all payments made to me thereafter will be withheld until I provide a number.

Signature_____________________________       Date____________________,199_

             INSTRUCTIONS FOR COMPLETING THIS LETTER:


     1. Inadequate Space. If the space provided in the box captioned "Description of Shares To Be Sold" is inadequate, the certificate numbers and/or number of Shares or Warrants should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     2. Partial Tenders and Unpurchased Shares. If fewer than all of the Shares evidenced by any certificate for Warrants or Shares are to be sold, fill in the number of Shares which are to be sold in the column entitled "Number of Shares To Be Sold" in the box captioned "Description of Shares To Be Sold." In such case, if any Shares to be sold are purchased, a new Warrant or Share certificate, as applicable, for the remainder of the Shares (including any Shares not purchased) evidenced by the old certificate(s) will be issued and sent to the Initial Holders, as soon as practicable after the Tag-Along Market Sale. Unless otherwise indicated, all Shares represented by the certificates listed and delivered to the Warrant Agent (up to the Warrantholder's Portion) will be deemed to have been requested to be included in the Tag-Along Market Sale.

     3. Completion and Delivery of Letter of Transmittal, including Substitute Form W-9. This Letter of Transmittal must be completed and signed in accordance with Instruction 4 below. Substitute Form W-9, which is included within this Letter, must be completed and signed in accordance with Instruction 6 below. This Letter of Transmittal, including the Substitute Form W-9, must be delivered to the Warrant Agent, not to the Company or Cerberus. The method of delivery of the Letter of Transmittal is at your election and your sole risk, and delivery will be deemed made only when actually received by the Warrant Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. This letter should be sent only to the Warrant Agent named above.

     4. Signatures on Letter of Transmittal. This Letter of Transmittal should be signed by the Initial Holder to whom it is addressed.

          If this Letter of Transmittal or other required documents are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, should supply the required additional information in the signature box, and should submit proper evidence satisfactory to Cerberus and the Warrant Agent of such persons' authority so to act together with this Letter of Transmittal.

     5. Irregularities. All questions as to the validity, form, eligibility and acceptance of any delivery will be determined by Cerberus in its sole discretion, and Cerberus' determination will be final and binding. Cerberus reserves the absolute right to reject any or all deliveries (i) determined by Cerberus not to be in appropriate form or (ii) the acceptance of which, may, in the opinion of counsel, be unlawful. Cerberus reserves the absolute right to waive any defect or irregularity in deliveries with regard to any particular holder(s). Unless waived, any defects or irregularities in connection with deliveries must be cured prior to any distribution by the Warrant Agent. Neither Cerberus nor any other person shall be under any duty to give notice of any defects or irregularities in deliveries, nor shall Cerberus or any person incur any liability for failure to give any such notice. Deliveries will not be deemed to have been made until all defects and irregularities have been cured or waived.

     6. Substitute Form W-9 and Backup Withholding Tax. You must supply your Taxpayer Identification Number ("TIN") on Substitute Form W-9 and sign and date such form before you may participate in any Tag-Along Market Sale pursuant to the Tag-Along Agreement. YOUR TIN IS EITHER YOUR SOCIAL SECURITY NUMBER (FOR AN INDIVIDUAL) OR YOUR EMPLOYER
IDENTIFICATION NUMBER (FOR ALL OTHER ENTITIES, E.G., CORPORATIONS).
In the alternative, you may establish a basis for exemption from federal income tax backup withholding. If the Warrant Agent is not provided with the correct TIN or an adequate basis for exemption, you will not be entitled to participate in the Tag-Along Market Sale under the Tag-Along Agreement.

          In completing Substitute Form W-9, you must either (i) complete the Substitute Form W-9 below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that you are awaiting a TIN) and that either (a) you have not been notified by the IRS that you are subject to backup withholding as a result of failure to report all interest or dividends, or (b) the IRS has notified you that you are no longer subject to backup withholding; or in the alternative (ii) you must provide an adequate basis for exemption.

          The TIN that must be reported in this Substitute Form W-9 is either the Social Security Number or the Employer Identification Number of the record Initial Holder. If the Series [A][B][C] Warrants are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, below on page G-1, for additional guidance on which number to report.

     7. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Tag-Along Agreement, the Series [A][B][C] Warrant Agreement or this Letter of Transmittal may be directed to the Warrant Agent at [insert phone number].

        GUIDELINES FOR CERTIFICATION OF TAXPAYER
      IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

       Social Security Numbers have nine digits separated by two hyphens, i.e. 000-00-000. Employer Identification Numbers have nine digits separated by only one hyphen, i.e. 00-0000000. The table below will help determine the number to give the payor:


For this type of Holder                 Give the name and SOCIAL SECURITY
                                               number of

1.  IndividualThe individual

2.  Two or more individuals             The actual owner of the account or,
    (joint account)                     if combined funds, the first
                                        individual on the account<F1>

3.  Custodian account of a minor        The minor<F2>
    (Uniform Gift to Minor Act)

4.  a.  The visual revocable savings    The grantor trustee<F1>
        trust (grantor is also trustee)

    b.  The so-called trust account     The actual owner<F1>
        that is not a legal or valid
        trust under state law

5.  Sole proprietorship                 The owner<F3>

       For this type of account             Give the name and
                                         EMPLOYER IDENTIFICATION
                                                number of
6.  A valid trust, estate or
    pension trust                       The legal entity (do not furnish
                                        the identification number of
                                        the personal representative or
                                        trustee unless the legal entity
                                        itself is not designated in the
                                        account title)<F4>

7.  Corporation                         The corporation

8.  Association, club, religious,       The organization
    charitable, educational or
    other tax-exempt organization

9.  PartnershipThe partnership

10. A broker or registered nominee      The broker or nominee

11. Account with the Department of      The public entity
    Agriculture in the name of a
    public entity (such as a state
    or local government, school
    district, or prison) that receives
    agricultural program payments


<F1>   List first and circle the name of the person whose number you furnish.
<F2>   Circle the minor's name and furnish the minor's Social Security Number.
<F3>   Show the name of the owner.
<F4>   List first and circle the name of the legal trust, estate or pension trust.

Note:

   If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.